As filed with the U.S. Securities and Exchange Commission on May 30, 2006
1933 Act File No. 333-132542
1940 Act File No. 811-05921

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 10

The Turkish Investment Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code))

(888) 378-1630
(Registrant's Telephone Number, Including Area Code)

Ronald E. Robison, President
The Turkish Investment Fund, Inc.
1221 Avenue of the Americas
New York, New York 10020
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies To:

Leonard B. Mackey, Jr., Esq.
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
(212) 878-8000

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check this box.

It is proposed that this filing will become effective (check appropriate box):

when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, par value $0.01 per share	1,760,057 shares	$18.23	$32,085,839	$3,433.18(2)

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sale prices reported on the New York Stock Exchange on May 25, 2006.

(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Form N-2
Cross-Reference Sheet
Parts A and B of the Prospectus*

Items in Part A and B of Form N-2	Location in Prospectus
1. Outside Front Cover	Outside Front Cover Page of Prospectus
2. Cover Pages, Other Offering Information	Inside Front and Outside Back Cover Page of Prospectus
3. Fee Table and Synopsis	Fee Table; Prospectus Summary
4. Financial Highlights	Prospectus Summary; Financial Highlights
5. Plan of Distribution	Outside Front Cover Page of Prospectus; Prospectus Summary; The Offer
6. Selling Stockholders	Not Applicable
7. Use of Proceeds	Prospectus Summary; Use of Proceeds
8. General Description of the Registrant	Outside Front Cover Page of Prospectus; Prospectus Summary; The Fund; Investment Objective and Policies; Investment Limitations; Risk Factors and Special Considerations; Common Stock
9. Management	Management of the Fund; Portfolio Transactions and Brokerage; Common Stock; Custodian; Dividend Paying Agent, Transfer Agent and Registrar
10. Capital Stock, Long-Term Debt, and other Securities	Common Stock; Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan; Taxation
11. Defaults and Arrears on Senior Securities	Not Applicable
12. Legal Proceedings	Not Applicable
13. Table of Contents of the Statement of Additional Information	Not Applicable
14. Cover Page	Not Applicable
15. Table of Contents	Not Applicable
16. General Information and History	Prospectus Summary; The Fund
17. Investment Objective and Policies	Prospectus Summary; Investment Objective and Policies; Investment Limitations
18. Management	Prospectus Summary; Management of the Fund
19. Control Persons and Principal Holders of Securities	Management of the Fund
20. Investment Advisory and Other Services	Prospectus Summary; Management of the Fund; Custodian; Dividend Paying Agent, Transfer Agent and Registrar
21. Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
22. Tax Status	Taxation
23. Financial Statements	Financial Statements

*	Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B has been included in Part A.

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

(Subject to Completion)
Preliminary Prospectus dated May 30, 2006

PROSPECTUS

1,408,046 Shares
The Turkish Investment Fund, Inc.
Common Stock
Issuable Upon Exercise of Non-transferable Rights
to Subscribe for Shares of Common Stock

The Turkish Investment Fund, Inc. (the ‘‘Fund’’) is issuing to its common stockholders of record as of June 5, 2006 non-transferable rights. These rights will allow you to subscribe for one share of the Fund's common stock for each four rights held. You will receive one right for each whole share of common stock that you hold of record as of June 5, 2006. You need four rights to purchase one share at the subscription price. The Fund will not issue fractional shares upon the exercise of less than four rights. If you fully exercise all rights issued to you, you will be entitled to subscribe for additional shares that were not subscribed for by other stockholders. The rights will not be listed for trading on the New York Stock Exchange or any other exchange; however, the shares issued upon the exercise of the rights will be listed for trading on the New York Stock Exchange under the symbol ‘‘TKF.’’ The subscription price per share will be 95% of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the date on which the offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the offer expires.

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JUNE 28, 2006, UNLESS EXTENDED. The Fund announced the offer after the close of business on the New York Stock Exchange on March 17, 2006. The net asset value per share at the close of business on March 17, 2006 and June 5, 2006 was $22.59 and $          , respectively. Because the expiration date and the date upon which the price of the rights will be determined will be the same date, stockholders who exercise their rights will not know the purchase price of the shares when they make their investment decision. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

The Fund is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland. The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Turkish corporations. See ‘‘Investment Objective and Policies.’’ There can be no assurance that the Fund's investment objective will be achieved. Morgan Stanley Investment Management Inc. acts as the Fund's Adviser and Administrator. The address of the Fund is 1221 Avenue of the Americas, New York, New York 10020, and the Fund's telephone number is (888) 378-1630.

Investment in the Fund's common stock involves certain risks that are not typically associated with investments in the securities of U.S. issuers, arising in part from the Fund's investments in securities of Turkish corporations. See ‘‘Risk Factors and Special Considerations.’’ In addition, as a result of the offer, stockholders of record on the record date who do not fully exercise their rights should expect that they will, upon completion of the offer, own a smaller proportional interest in the Fund than would otherwise be the case. See ‘‘Risk Factors and Special Considerations—Risks Related to the Offer’’ and ‘‘The Offer—Terms of the Offer.’’

Please read this Prospectus carefully before investing and keep it for future reference. It sets forth concisely important information that a prospective investor ought to know before investing in the Fund. All questions and inquiries relating to the offer should be directed to the Information Agent, Georgeson Shareholder Communications, Inc., 17 State Street, 10th Floor, New York, New York 10004, toll free at (800) 868-1346, or (212) 440-9800. The Fund has filed additional information about the Fund and the offer with the U.S. Securities and Exchange Commission (http://www.sec.gov). Copies of the Fund's Annual Report may be obtained upon request, without charge, by writing to The Turkish Investment Fund, Inc., c/o JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, or by calling (800) 221-6726. You may also call this toll-free telephone number to request other information about the Fund or to make stockholder inquiries. The Fund makes available its annual and semi-annual reports, free of charge, on the Fund's website (http://www.morganstanley.com).

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Estimated Subscription Price(1)	Sales Load	Estimated Proceeds to the Fund(2)
Per Share	$	$0	$
Total (3)	$	$0	$

(1)	The estimated subscription price is based upon the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on June 5, 2006 and the four preceding trading days.

(2)	After deduction of expenses payable by the Fund, estimated at US$275,000.

(3)	Assumes that all rights are exercised in the Primary Subscription (as defined herein).

    , 2006

Investment Policies.    It is the policy of the Fund to invest, under normal market conditions, at least 80% of its net assets in equity securities of Turkish corporations. See ‘‘Investment Objective and Policies.’’

The information set forth in this Prospectus regarding Turkey, its economy and the Istanbul Stock Exchange has been extracted from various government and private publications. The Fund and its Board of Directors have not attempted to verify the statistical information presented in this Prospectus. In this Prospectus, unless otherwise specified, all references to ‘‘U.S. dollars,’’ ‘‘US$’’ or ‘‘$’’ are to United States dollars, and to ‘‘Lira’’ and ‘‘YTL’’ are to New Turkish Lira. On June 5, 2006, the exchange rate published in The Wall Street Journal was                  YTL = US$1.00 and, unless otherwise specified, all New Turkish Lira have been converted to U.S. dollars at that exchange rate. No representation is made that the New Turkish Lira or U.S. dollar amounts in this Prospectus could have been or could be converted into New Turkish Lira or U.S. dollars, as the case may be, at any particular rate or at all. See ‘‘Appendix A: The Republic of Turkey—Currency and Exchange Regulations’’ for information regarding historical rates of exchange between the New Turkish Lira and the U.S. Dollar. The fiscal years of the Fund referred to in this Prospectus are years ending October 31.

Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

ii

Page
Forward-Looking Statements	iii
Prospectus Summary	1
Fee Table	7
Financial Highlights	8
The Offer	9
The Fund	15
Use of Proceeds	15
Investment Objective and Policies	15
Risk Factors and Special Considerations	18
Investment Limitations	23
Management of the Fund	25
Portfolio Transactions and Brokerage	36
Net Asset Value	37
Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan	37
Taxation	38
Common Stock	44
Dividend Paying Agent, Transfer Agent and Registrar	47
Custodian	47
Code of Ethics	47
Proxy Voting Policy and Procedures	48
Independent Registered Public Accounting Firm	48
Legal Matters	48
Additional Information	48
Financial Statements	48
Appendix A—The Republic of Turkey	A-1
Appendix B—Description of Various Foreign Currency and Interest Rate Hedges and Options on Securities and Securities Index Futures Contracts and Related Options	B-1
Appendix C—Morgan Stanley Investment Management Proxy Voting
Policies and Procedures	C-1

The information contained in this prospectus speaks only as of the date of this Prospectus unless the information specifically indicates that another date applies. No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained herein and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.

FORWARD-LOOKING STATEMENTS

The Fund may not claim the safe harbor for forward-looking statements contained in the federal securities laws of the United States because that safe harbor does not apply to investment companies. Nevertheless, you should note that certain statements in this Prospectus are prospective in nature, which involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under ‘‘Risk Factors and Special Considerations,’’ ‘‘Appendix A: The Republic of Turkey’’ and elsewhere in this Prospectus. As a result of these and other factors, the Fund cannot give you any assurances as to its future results or level of performance. To the extent required by law, the Fund undertakes to amend or reflect any material changes to it after the date of this Prospectus.

iii

PROSPECTUS SUMMARY

The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus. You should read the entire Prospectus before you decide whether to exercise your rights. In particular, you should carefully read the risks of investing in the Shares, as discussed under ‘‘Risk Factors and Special Considerations.’’

The Offer at a Glance

Terms of the Offer

The Turkish Investment Fund, Inc. (the ‘‘Fund’’) is issuing to its common stockholders of record (‘‘Record Date Stockholders’’) as of the close of business on June 5, 2006 (the ‘‘Record Date’’) non-transferable rights (the ‘‘Rights’’) to subscribe for up to an aggregate of 1,408,046 shares (the ‘‘Shares’’) of the common stock, par value $.01 per share (the ‘‘Common Stock’’), of the Fund (the ‘‘Offer’’). Each Record Date Stockholder will receive one Right for each whole share of Common Stock owned on the Record Date. Each Record Date Stockholder needs four Rights to purchase one Share at the Subscription Price (as hereinafter defined). The Fund will not issue fractional Shares upon the exercise of less than four Rights. The Rights will not be listed for trading on the New York Stock Exchange or any other exchange; however, the Shares issued upon the exercise of the Rights will be listed for trading on the New York Stock Exchange. Rights may be exercised at any time from June 8, 2006 through 5:00 p.m., New York time, on June 28, 2006, unless extended by the Fund (the ‘‘Subscription Period’’). The right of a Record Date Stockholder to acquire Shares during the Subscription Period is hereinafter referred to as the ‘‘Primary Subscription.’’ Since the Subscription Price will be determined after the expiration of the Subscription Period, Record Date Stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights and stockholders should consider the possibility that the Subscription Price could be greater than the market price of the Fund's shares at the close of trading on the last day of the Subscription Period. Once a Record Date Stockholder subscribes for Shares and the Fund receives payment or a guarantee of payment, the Record Date Stockholder will not be able to change his decision. In certain instances described below under ‘‘—Over-Subscription Privilege,’’ the Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares. See ‘‘The Offer.’’

The Fund has not previously conducted a rights offering.

Over-Subscription Privilege

Each Record Date Stockholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the ‘‘Over-Subscription Privilege’’). If enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an additional shares of Common Stock) in order to cover these requests. Regardless of whether the Fund issues such additional 352,011 Shares, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Subscription Price

The Subscription Price per Share (‘‘Subscription Price’’) will be 95% of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on June 28, 2006, the expiration date of the Offer (the ‘‘Expiration Date’’). The Subscription Price is discussed further under ‘‘The Offer—Subscription Price.’’ In addition, information with respect to the quarterly high and low sale prices of the Fund's Common Stock on the New York Stock Exchange and the quarterly high and low net asset values per share of Common Stock is provided under ‘‘Common Stock.’’

Exercising Rights

Rights will be evidenced by Subscription Certificates and may be exercised by delivering to American Stock Transfer & Trust Company (the ‘‘Subscription Agent’’) a completed Subscription Certificate, together with payment, either by means of a Notice of Guaranteed Delivery or a check. The Notice of Guaranteed Delivery or check should be addressed, if sent by first class mail or overnight courier to American Stock Transfer & Trust Company, Operations Center, Attn: Reorganization Department, 6201 15th Avenue, Brooklyn, New York 11219 or, if delivered by hand, to American Stock Transfer & Trust Company, Attn: Reorganization Department, 59 Maiden Lane, New York, New York 10038. Those Record Date Stockholders who subscribe in the Primary Subscription, or Exercising Rights Holders, will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See ‘‘The Offer—Exercise of Rights’’ and ‘‘The Offer—Payment for Shares.’’ There is no minimum number of Rights which must be exercised for the Offer to close.

Non-Transferability of Rights

The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value at the Expiration Date. The Rights will not be listed for trading on the New York Stock Exchange or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those Shares.

Foreign Restrictions

Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (‘‘Foreign Record Date Stockholders’’) (the term ‘‘United States’’ includes its territories and possessions and the District of Columbia). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions are received prior to the Expiration Date, the Rights will expire. See ‘‘The Offer—Foreign Stockholders.’’

Purpose of the Offer

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of investment opportunities in Turkey. The Board of Directors believes that increasing the size of the Fund will increase the liquidity of the Fund's shares of Common Stock and also reduce the Fund's expenses as a proportion of average net assets. In addition, the Offer seeks to reward the Fund's stockholders by giving them the right to purchase additional shares of Common Stock at a price that may be below market without incurring any direct transaction costs. The Offer will benefit both the Fund and its stockholders by providing the Fund with the ability to make additional investments without selling current investments if otherwise not desirable. See ‘‘The Offer—Purpose of the Offer.’’

Tax Consequences

For federal income tax purposes, neither the receipt nor the exercise of the rights should result in taxable income to you. You will not realize a taxable loss if your rights expire without being exercised. See ‘‘The Offer—U.S. Federal Income Tax Consequences of the Offer.’’

Use of Proceeds

The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately US$              , after deducting offering expenses payable by the Fund estimated to be approximately US$275,000. The Fund will invest the net offering proceeds in accordance with its investment goals and policies. The Fund anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment goal and policies may take up to six months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. The Fund may require up to six months due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction. See ‘‘Use of Proceeds.’’

Information Agent and Subscription Agent

The Information Agent for the Offer is:

Georgeson Shareholder Communications Inc.
17 State Street, 10th Floor
New York, New York 10004
Toll Free: (800) 868-1346
or
For Banks and Brokers: (212) 440-9800

The Subscription Agent for the Offer is:

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

Important Dates to Remember

Event	Date
Record Date	June 5, 2006
Subscription Period	June 8, 2006 to June 28, 2006*
Expiration Date and pricing date	June 28, 2006*
Subscription Certificates and payment for Shares due**	June 28, 2006*
Notice of Guaranteed Delivery due	June 28, 2006*
Subscription Certificate and payment for guarantees of delivery due**	July 3, 2006*
Confirmation mailed to participants	July 6, 2006*
Final payment for Shares***	July 11, 2006*

*	Unless the Offer is extended.

**	A Record Date Stockholder exercising rights must deliver by the Expiration Date either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery is a form sent by your broker-dealer, bank or trust company that guarantees on your behalf delivery of the Subscription Certificate and payment by the close of business on the third business day after the Expiration Date.

***	Additional amount due (in the event the Subscription Price exceeds the Estimated Subscription Price).

The Fund at a Glance

Information Regarding the Fund

The Fund has been engaged in business as a non-diversified, closed-end management investment company since it first issued its Common Stock to the public on December 12, 1989. The Fund is designed for investors desiring to invest a portion of their assets in Turkish equity securities. The Fund invests primarily in equity securities of Turkish corporations. It is the policy of the Fund to invest, under normal market conditions, at least 80% of its net assets in equity securities of Turkish corporations. See ‘‘Investment Objective and Policies.’’ There can be no assurance that the Fund's investment objective will be achieved. See ‘‘Risk Factors and Special Considerations.’’

As of June [    ], 2006, the Fund had 5,632,182 shares outstanding, which are listed and traded on the New York Stock Exchange under the symbol ‘‘TKF.’’ See ‘‘Common Stock.’’ As of June 5, 2006, the net assets of the Fund were US$        .

Information Regarding the Fund's Adviser, Administrator and Custodian

Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement. Under the Investment Advisory and Management Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.95% of the first $50 million of average weekly net assets of the Fund, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million. The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the ‘‘Advisers Act’’). As of March 31, 2006, the Adviser, together with its affiliated advisory entities, was responsible for approximately US$445 billion of assets under management. See ‘‘Management of the Fund.’’

Morgan Stanley Investment Management Inc. (the ‘‘Administrator’’) also serves as administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund's average weekly net assets. The Administrator has agreed to limit the administration fee so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the fiscal year ended October 31, 2005, $21,000 of administration fees were waived pursuant to this arrangement. Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement, which were borne by the Fund under the previous Administration agreement), except pricing services and extraordinary expenses, will now be covered under the administration fee.

J.P. Morgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administration agreement, dated November 1, 2004, with the Administrator and receives compensation from the Administrator for these services.

JPMorgan Chase Bank, N.A. (the ‘‘Custodian’’) serves as custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan

The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Unless American Stock Transfer & Trust Company, the Dividend Reinvestment and Cash Purchase Plan Agent (the ‘‘Plan Agent’’), is otherwise instructed in writing in the manner described under ‘‘Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan,’’ stockholders are presumed to have elected to have all distributions automatically reinvested in shares of the Fund. Stockholders who have distributions automatically reinvested may also make additional payments into the dividend reinvestment and cash purchase plan to purchase shares of the Fund on the open market. See ‘‘Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.’’

Risk Factors and Special Considerations

You should carefully consider the following factors, as well as the other information in this Prospectus, before making an investment in the Fund under this Offer.

Risks Related to the Offer.    Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their shares of any distributions made by the Fund, as a result of the Offer. This dilution may occur because a stockholder could own a smaller interest in the Fund after the Offer than he owned prior to the Offer. In addition, if a stockholder does not submit a subscription request pursuant to the Over-Subscription Privilege, he may also experience dilution of ownership and voting, as well as dilution of his share of any distributions made by the Fund, if the Fund offers additional shares for subscription.

Investment Risk.    You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets fluctuate.

As an investment company that primarily holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Risks of Investing in Equity Securities of Turkish corporations.    Investing in securities of Turkish corporations involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including generally (a) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange Lira for U.S. dollars, (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, (c) currency devaluations and other currency exchange rate fluctuations, (d) more substantial governmental involvement in the economy, (e) higher rates of inflation and (f) greater political, economic and social uncertainty. Furthermore, future actions of the Turkish Government or religious and ethnic unrest could have a significant impact on the economy, which could adversely affect private sector companies and the Fund. In addition, accounting, auditing and financial reporting standards in Turkey are different from U.S. standards and, therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund's investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in Turkey than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains by the government of Turkey. See ‘‘Risk Factors and Special Considerations’’ and ‘‘Taxation.’’

Investments in Unlisted Securities.    While the Fund expects primarily to invest in equity securities of publicly traded Turkish issuers, it may invest up to 25% of its total assets in unlisted equity securities of Turkish issuers to the extent permitted by any local investment restrictions. These investments may involve a high degree of business and financial risk. Because of the absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than it would in the case of listed securities. In addition to financial and business risks, issuers whose securities are not publicly traded may not be subject to the same disclosure requirements applicable to issuers whose securities are publicly traded. See ‘‘Risk Factors and Special Considerations—Trading in Turkish Securities.’’

Net Asset Value Discount.    Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value, and the shares of the Fund have traded at a discount for extended periods. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. See ‘‘Risk Factors and Special Considerations—Net Asset Value Discount; Non-Diversification’’ and ‘‘Common Stock.’’

Non-Diversification.    The Fund is classified as a ‘‘non-diversified’’ investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the ‘‘Code’’), for qualification as a regulated investment company. See ‘‘Risk Factors and Special Considerations—Net Asset Value Discount; Non-Diversification.’’

Certain Provisions of the Amended and Restated Articles of Incorporation.    The Fund's Amended and Restated Articles of Incorporation contain certain anti-takeover provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices. See ‘‘Risk Factors and Special Considerations—Anti-Takeover Provisions’’ and ‘‘Common Stock.’’

FEE TABLE

The following Fee Table is intended to assist prospective investors in understanding the costs and expenses that an investor in the Offer will bear directly or indirectly.

Shareholder Transaction Expenses:
Sales Load	None
Expenses of the Offer (as a percentage of offering price)	0.26%
Dividend Reinvestment and Cash Purchase Plan Fees	None
Annual Expenses (as a percentage of net assets):
Management Fees	0.873%
Other expenses (1) (2)	0.39%
Total Annual Expenses (2)	1.26%

Cumulative Expenses Paid for the Period of:
Example	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a US$1,000 investment, assuming a 5% annual return throughout the periods (3)	US$128	US$400	US$692	US$1,523

The Example set forth above assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of 1.26%. The tables above and the assumption in the Example of a 5% annual return are required by U.S. Securities and Exchange Commission (the ‘‘SEC’’) regulations applicable to all investment companies. The Example should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

The figures provided under ‘‘Other Expenses’’ are based on estimated amounts for the current fiscal year. See ‘‘Management of the Fund’’ for additional information.

(1)	Does not include expenses of the Fund incurred in connection with the Offer, estimated at US$275,000. However, these expenses will be borne by the holders of the shares of Common Stock of the Fund and result in a reduction of the net asset value of the shares of Common Stock.

(2)	The Adviser has voluntarily agreed to waive receipt of a portion of the administration fee so that the administration fee will not exceed 0.02435% of the Funds average weekly net assets plus $24,000 per annum. The Net Annual Expenses taking into account the fee waiver would be 1.23%.

(3)	The Example reflects the expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.

FINANCIAL HIGHLIGHTS

The table below sets forth selected data for a share of Common Stock outstanding for each period presented. The year end information contained in the table for the six years ended October 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, has stated in its report which appears in the Fund's Annual Report to Stockholders as of October 31, 2005, and which is incorporated by reference into this Prospectus. The year end information contained in the table for the periods ended prior to October 31, 2000 has been audited by the Fund's previous accounting firm. This information should be read in conjunction with the Financial Statements and Notes thereto which appear in the Annual Report and which are incorporated by reference into this Prospectus.

	For the Year Ended October 31,
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Per Share Operating Performance
Net asset value, beginning of year	$11.26	$7.15	$4.39	$4.23	$17.69	$9.52	$4.94	$8.74	$5.57	$5.93
Net investment income (loss)	0.21 †	0.02 †	0.02 †	(0.03)	0.06	(0.12)	0.05	0.14	0.18	0.17
Net realized and unrealized gain (loss) on investments	5.50	4.11	2.74	0.18	(10.30)	8.03	4.58	(3.80)	3.13	(0.41)
Total (loss) from investment operations	5.71	4.13	2.76	0.15	(10.24)	7.91	4.63	(3.66)	3.31	(0.24)
Distributions from and/or Excess of:
Net investment income	(0.08)	(0.02)	—	(0.00)#	—	(0.03)	(0.12)	(0.14)	(0.14)	(0.12)
Net realized gain	—	—	—	—	(3.23)	—	—	—	—	—
Total distributions	(0.08)	(0.02)	—	(0.00)#	(3.23)	(0.03)	(0.12)	(0.14)	(0.14)	(0.12)
Anti-Dilutive Effect of Share Repurchase Program	—	—	0.00 #	0.01	0.01	0.29	0.07	—	—	—
Net asset value, end of year	$16.89	$11.26	$7.15	$4.39	$4.23	$17.69	$9.52	$4.94	$8.74	$5.57
Per share market price, end of year	$18.55	$11.68	$7.36	$4.07	$4.41	$13.38	$8.19	$4.31	$7.63	$5.38
Total Investment Return
Market Value	59.60%	58.99%	80.84%	(7.64)%	(55.14)%	63.60%	94.34%	(42.36)%	45.34%	(6.58)%
Net Asset Value(1)	50.83%	57.99%	62.64%	3.86%	(67.47)%	86.09%	97.06%	(42.39)%	60.76%	(4.09)%
Ratios and Supplemental Data
Net assets, end of year (000's)	$94,931	$63,301	$40,173	$24,808	$25,718	$108,138	$62,476	$34,551	$61,616	$39,254
Ratio of expenses to average net assets	1.23%	1.58%	1.85%	1.86%	1.94%	1.26%	1.96%	1.71%	1.91%	2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.43%	0.25%	0.41%	(0.49)%	0.83%	(0.57)%	0.66%	1.76%	2.57%	3.23%
Portfolio turnover rate	63%	109%	173%	164%	163%	155%	175%	68%	51%	60%
Ratio of Expenses to Average Net Assets including Expense Offsets	1.23%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.26%	N/A	N/A	N/A	N/A	1.26%	1.96%	1.71%	1.91%	2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.40%	N/A	N/A	N/A	N/A	(0.57)%	0.66%	1.76%	2.57%	3.23%

(1)	Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amounts are based on average shares outstanding.

#	Amount is less than $0.005 per share.

THE OFFER

Terms of the Offer

The Fund is offering to its Record Date Stockholders non-transferable Rights to subscribe for Shares of the Fund's Common Stock. Each Record Date Stockholder will receive one Right for each whole share of Common Stock owned on the Record Date. Each Record Date Stockholder needs four Rights to purchase one Share at the Subscription Price. The Fund will not issue fractional Shares upon the exercise of less than four Rights. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each four Rights held. The Rights are evidenced by Subscription Certificates which will be mailed to Record Date Stockholders, other than Foreign Record Date Stockholders. See ‘‘—Foreign Stockholders.’’ The Fund does not have the right to withdraw the Offer after the Rights have been issued.

Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on June 8, 2006 and ends at 5:00 p.m., New York time, on June 28, 2006, unless extended by the Fund. See ‘‘—Expiration of the Offer.’’

Each Record Date Stockholder who fully exercises all Rights initially issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by Record Date Stockholders in the Primary Subscription. If enough Shares are available, all of these requests will be honored in full. If these requests for Shares exceed the Shares available, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an 352,011 additional shares of Common Stock) in order to cover these requests. Regardless of whether the Fund issues such additional Common Stock, to the extent Shares are not available to honor all requests, the available Shares will be allocated pro rata among those Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Rights will be evidenced by Subscription Certificates and may be exercised by delivering to the Subscription Agent a completed Subscription Certificate, together with payment, either by means of a Notice of Guaranteed Delivery or a check. The method by which Rights may be exercised and Shares paid for is set forth below in ‘‘—Exercise of Rights’’ and ‘‘—Payment for Shares.’’ An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery. See ‘‘—Payment for Shares’’ below.

The Rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value when the Offer expires. The Rights will not be listed for trading on the New York Stock Exchange or any other securities exchange. However, the Shares to be issued pursuant to the Offer will be listed for trading on the New York Stock Exchange, subject to the New York Stock Exchange being officially notified of the issuance of those Shares.

There is no minimum number of Rights which must be exercised in order for the Offer to close.

The Fund has not previously conducted a rights offering.

Purpose of the Offer

The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take full advantage of available investment opportunities. Without an infusion of additional capital, the Fund is limited in its ability to take advantage of new investment opportunities. The only practical means of increasing the Fund's assets available for investment other than through the Offer would be through the sale of portfolio securities, which could subject the Fund to certain adverse tax consequences under the Code. The Offer affords the Fund a means of increasing its assets available for investment without requiring the sale of portfolio securities. The Fund also believes that increasing the size of the Fund would increase the liquidity of the Fund's shares of Common Stock and reduce the Fund's expenses as a proportion of average net assets. In addition, the Offer seeks to reward the Fund's stockholders by giving existing stockholders the right to purchase additional shares of Common Stock at a price that may be below market without incurring any direct transaction costs.

Prior to reaching this conclusion, the Fund's Board of Directors, in consultation with the Adviser and others, reviewed the structure, timing and terms of this offer, as well as its dilutive effect on both stockholders who exercise their rights and those who do not and other potentially adverse consequences resulting from the Offer. After careful consideration, the Board of Directors voted unanimously to approve the terms of the Offer. However, there can be no assurance that the Offer will provide any of the benefits listed above.

Morgan Stanley Investment Management Inc., as the adviser and administrator to the Fund, will benefit from the Offer because their fees as adviser and administrator are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, in the event that all the Rights are exercised in full and on the basis of an Estimated Subscription Price of US$                 per Share (the ‘‘Estimated Subscription Price’’), Morgan Stanley Investment Management Inc., in its role as adviser and administrator, would receive additional annual fees of approximately US$                 and US$                , respectively, as a result of the increase in assets under management. See ‘‘Management of the Fund.’’

Although the Fund has no present intention to do so, the Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares of Common Stock and on terms which may or may not be similar to the Offer.

Over-Subscription Privilege

Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the rights issued to them are exercisable. If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue additional Common Stock up to an amount equal to 25% of the Shares available pursuant to the Offer (up to an 352,011 additional shares of Common Stock) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional Shares, and to the extent shares of Common Stock are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date. The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis. The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege. For a further description of how to exercise the Over-Subscription Privilege, see ‘‘—Exercise of the Over-Subscription Privilege’’ below.

Subscription Price

The Subscription Price for the Shares to be issued upon exercise of the Rights will be 95% of the average of the last reported sales price per share of the Fund's Common Stock on the New York Stock Exchange on the date on which the Offer expires and the four preceding trading days, but in any case not less than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the date on which the Offer expires.

The Fund announced the Offer on March 17, 2006. The net asset value per share of Common Stock at the close of business on March 17, 2006 and on June 5, 2006 was US$22.59 and US$                , respectively, and the last reported sale price of a share of the Fund's Common Stock on the New York Stock Exchange on those dates was US$27.05 and US$                , respectively.

Expiration of the Offer

The Offer will expire at 5:00 p.m., New York time, on June 28, 2006, unless extended by the Fund (the ‘‘Expiration Date’’). Rights will expire on the Expiration Date and may not be exercised thereafter.

Subscription Agent

The Subscription Agent is American Stock Transfer & Trust Company, which will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be US$25,000, as well as reimbursement for all out-of-pocket expenses related to the Offer. Questions regarding the Subscription Certificates should be directed to the Information Agent (telephone (866) 203-2582); stockholders may also consult their brokers or nominees. Signed Subscription Certificates should be sent by first class mail or overnight courier to American Stock Transfer & Trust Company, Operations Center, Attn: Reorganization Department, 6201 15th Avenue, Brooklyn, New York 11219 or delivered by hand to American Stock Transfer & Trust Company, Attn: Reorganization Department, 59 Maiden Lane, New York, New York 10038.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

Georgeson Shareholder Communications Inc.
17 State Street, 10th Floor
New York, New York 10004
Toll Free: (800) 868-1346
or
For Banks and Brokers: (212) 440-9800

The Information Agent will receive a fee estimated to be US$10,000, as well as reimbursement for all out-of-pocket expenses related to the Offer.

Exercise of Rights

Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under ‘‘Payment for Shares.’’ Alternatively, Rights may be exercised by having your bank, trust company or broker (if a member of the New York Stock Exchange) complete and deliver to the Subscription Agent a Notice of Guaranteed Delivery (see below under ‘‘Payment for Shares’’). Completed Subscription Certificates with payment for the Shares, or a completed Notice of Guaranteed Delivery, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Rights Holder's broker, who may charge such Exercising Rights Holder a servicing fee. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or Notice of Guaranteed Delivery.

Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

Exercise of the Over-Subscription Privilege

Record Date Stockholders who fully exercise all Rights issued to them may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto.

If sufficient Shares are not available after completion of the Primary Subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the Shares available pursuant to the Offer (up to an additional 352,011 shares of Common Stock) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional Shares, and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe so that the number of Shares issued to participating Record Date Stockholders will generally be in proportion to the number of Shares owned by such stockholders on the Record Date. The allocation process may involve a series of allocations in order to assure the total number of Shares available for over-subscription are distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's primary subscription was exercised in full.

Payment for Shares

Exercising Rights Holders who acquire Shares pursuant to the Offer may choose between the following methods of payment:

(1)   An Exercising Rights Holder can send the Subscription Certificate, together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, based on the Estimated Subscription Price of US$                 per Share, to the Subscription Agent. A subscription will be accepted when payment, together with the properly completed and executed Subscription Certificate, is received by the Subscription Agent at any of the addresses set forth above; such payment and Subscription Certificates to be received by the Subscription Agent no later than 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. Payment pursuant to this method must be made in U.S. dollars by money order or check drawn on a bank located in the United States, payable to The Turkish Investment Fund, Inc., and must accompany a properly completed and executed Subscription Certificate for such Subscription Certificate to be accepted and be received by 5:00 p.m. on the Expiration Date.

(2)   Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company or a New York Stock Exchange member guaranteeing delivery of (i) payment of the full Estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (the ‘‘Protect Period’’).

Within five business days following the Subscription Period (the ‘‘Confirmation Date’’), the Subscription Agent will send to each Exercising Rights Holder (or, if the Common Stock is held by Cede & Co. or any other depository or nominee (a ‘‘Nominee’’) to such Nominee), a confirmation. The confirmation will indicate (i) the number of Shares acquired in the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the Subscription Price per share and total purchase price of the Shares and (iv) any additional amount payable by such Exercising Rights Holder to the Fund or any amount to be refunded by the Fund to such stockholder, in each case based on the Subscription Price. Where an Exercising Rights Holder that is owed a refund in connection with the Primary Subscription exercises his Right to acquire Shares pursuant to the Over-Subscription Privilege, such excess payment that would otherwise be refunded to the Record Date Stockholder will, if necessary, be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege. Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent by July 11, 2006 (the ‘‘Final Payment Date’’), unless the Offer is extended. Any excess payment to be refunded by the Fund to a Record Date Stockholder will be mailed by the Subscription Agent to such Record Date Stockholder as promptly as possible. All payments by a Record Date Stockholder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to ‘‘The Turkish Investment Fund, Inc.’’

The Subscription Agent will deposit all checks received by it prior to the Final Payment Date into a segregated interest-bearing account (which interest will inure to the benefit of the Fund) pending proration and distribution of the Shares. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received a completed Subscription Certificate or a Notice of Guaranteed Delivery.

Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual payment. If a holder of Rights who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any amounts due, the Fund and the Subscription Agent reserve the right to take any or all of the following actions: (i) find other stockholders or Rights Holders for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

The method of delivery of Subscription Certificates and payment of the Estimated Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York time, on the Expiration Date. Because uncertified personal checks may take five business days to clear, if you plan to pay by personal check you are strongly urged to return your Subscription Certificate and Payment at least five business days prior to the Expiration Date.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of Share Certificates

Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to Exercising Rights Holders as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment for such Shares has been received and cleared and after all allocations have been effected. Participants in the Fund's Dividend Reinvestment Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund's Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the Shares held in their accounts under the Dividend Reinvestment Plan must exercise such rights in accordance with the procedures set forth above. Record Date Stockholders whose Shares are held by a Nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of such Nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated, and certificates representing such Shares will be sent directly to such Nominee. Share certificates will not be issued for Shares credited to Dividend Reinvestment Plan accounts. If a Record Date Stockholder holds Shares in the Fund in more than one account, each account will be treated as a separate holder for purposes of the Offer. Fractional shares will be ignored in this situation.

Foreign Stockholders

Subscription Certificates will not be mailed to Foreign Record Date Stockholders. The Rights to which such Subscription Certificates relate will be held by the Fund for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by the Expiration Date, the Rights will expire.

U.S. Federal Income Tax Consequences of the Offer

The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

1.    The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

2.    The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued; and (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero.

3.    If the Right is exercised by the Record Date Stockholder, the basis. of the Common Stock received will include the basis allocated to the Right, if any, and the amount paid upon exercise of the Right.

4.    If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

The Fund is required to withhold and remit to the U.S. Treasury 28% of reportable payments paid on an amount if the holder of the account provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he is not subject to such withholding. The 28% withholding tax is not an additional tax. Any amount withheld may be credited against the holder's U.S. federal income tax liability.

The foregoing is only a summary of the applicable U.S. federal income tax laws and does not include any state or local tax consequences of the Offer. Exercising Rights Holders should consult their own tax advisers concerning the tax consequences of this transaction. See ‘‘Taxation.’’

Employee Plan Considerations

Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (‘‘ERISA’’) (including corporate savings and 401(k) plans), Keogh plans of self-employed individuals, Individual Retirement Accounts and other plans eligible for special tax treatment under the Code (collectively, ‘‘Plans’’), should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Furthermore, it may be a reportable distribution and there may be other adverse tax consequences if Rights are sold or transferred by a Plan to another account. Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to receiving or using such contributions.

Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for non-compliance, Plans should consult with their counsel regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

Notice of Net Asset Value Decline

The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to June     , 2006 (the effective date of the Fund's Registration Statement), the Fund's net asset value declines more than 10% from its net asset value as of that date.

THE FUND

The Turkish Investment Fund, Inc., incorporated in Maryland on September 27, 1988, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Turkish corporations. There can be no assurance that the Fund's investment objective will be achieved. Due to the risks inherent in international investments generally and Turkish issuers in particular, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program. See ‘‘Investment Objective and Policies’’ and ‘‘Risk Factors and Special Considerations.’’

The Fund currently has 5,632,182 shares of Common Stock outstanding, which are listed and traded on the New York Stock Exchange under the symbol ‘‘TKF.’’ See ‘‘Common Stock.’’ As of June 5, 2006, the net assets of the Fund were US$                . The Fund's principal office is located at 1221 Avenue of the Americas, New York, New York 10020 and its telephone number is (888) 378-1630.

USE OF PROCEEDS

The net proceeds of the Offer, assuming that all Shares offered are subscribed for, are estimated to be approximately $                 (approximately $                 if the Board of Directors decides to authorize the full over-subscription), after deducting offering expenses payable by the Fund estimated to be approximately US$275,000. The Fund will invest the net offering proceeds in accordance with its investment goals and policies. The Fund anticipates that investment of the net proceeds of the Offer in accordance with the Fund's investment goal and policies may take up to six months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. The Fund may require up to six months due to the Fund's need to invest substantially all of its assets in the securities of issuers organized under the laws of a foreign jurisdiction.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Turkish corporations. Turkish corporations, for the purposes of investment by the Fund, are companies existing under the Turkish Commercial Code which issue equity capital. Equity securities, for the purposes of investment by the Fund, consist of common stock, and, to the extent they may become available in Turkey in the future, preferred stock, warrants and options to purchase common and preferred stock and debt securities convertible into common and preferred stock.

It is the policy of the Fund to invest, under normal circumstances, at least 80% of its net assets in equity securities of Turkish corporations. This policy may be changed without Stockholder approval; however, you would be notified in writing at least 60 days' prior to the implementation of any changes. The balance of the Fund's investments will be short-term in nature pending investment or reinvestment in Turkish equity securities and for working capital purposes, relating to expenses and distribution requirements, will be Dollar- and Lira-denominated debt securities consisting of investment-grade debt securities of U.S. issuers, obligations issued or guaranteed by the U.S. government, finance company or corporate commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. or A-2 or better by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc., and certificates of deposit and bankers' acceptances of commercial banks regulated by U.S. federal or state authorities and Turkish government bonds, notes and treasury bills and certificates of deposit in Turkish banks. During temporary defensive periods, to the extent deemed prudent by the Adviser in light of the volatility, limited liquidity and other factors applicable to the Turkish securities markets, the Fund may reduce its holdings of equity securities in Turkish companies to an unlimited extent and increase its holdings in such Dollar and Lira-denominated debt securities.

As set forth above, the Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade in securities for short-term gain. Accordingly, it is anticipated that its annual portfolio turnover rate will normally not exceed 50%.

There can be no assurance that the Fund's investment objective will be achieved.

Special Investment Methods

Foreign Currency Hedging Transactions

The ability of the Fund to enter into foreign currency hedging transactions is limited by investment restrictions applicable to the Fund, and by the absence of a substantial forward or options market for Lira-Dollar hedging. The Fund may enter into forward foreign currency exchange agreements, which consist of an obligation to purchase or sell a specific foreign currency at a fixed future date, in order to hedge the Fund's foreign exchange obligations (for example, the disbursement of cash dividends and expenses). Such agreements are currently available in Turkey for Lira-Dollar conversions in the Turkish Derivative Exchange. Other types of foreign currency hedging instruments, except the foreign currency futures contracts for YTL/Euro and YTL/USD, are currently unavailable for the New Turkish Lira. If additional foreign currency exchange contracts become available or if foreign currency futures contracts or options markets in Lira further develop, the Fund may use such methods, to the extent permitted under applicable U.S. and Turkish governmental requirements, to hedge against changes in the value of the Lira and protect the value of its Turkish investments. The Fund will segregate accounts or earmark liquid securities in appropriate instances.

The Fund will not enter into foreign currency hedging transactions where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency. Certain provisions of the Code may also limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. Such transactions may also affect the character and timing of income, gain or loss recognized by the Fund for U.S. federal income tax purposes.

If the Fund enters into foreign currency transactions, changes in currency prices could result in poorer overall performance for the Fund than if it had not engaged in such investment transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of Lira and any currency transactions entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risks of foreign exchange loss. See ‘‘Risk Factors and Special Considerations.’’

Stock Options and Stock Index Futures Contracts

Although there are futures contracts or indices of Turkish securities in the Turkish Derivative Exchange, there are currently no publicly traded stock options or stock index options contracts for Turkish securities. If such instruments become available and the use of such investment techniques is permitted by law, the Fund may seek to increase its return or may hedge all or a portion of its portfolio investments by investment therein. The nature of the strategies adopted by the Fund and the extent to which those strategies are used will depend on the development of such instruments. The use of such investment techniques by the Fund, if markets develop and the Fund engages in such techniques, could expose the Fund to risks such as loss of premium paid, if any, and limits on opportunity to profit from increases in the value of securities subject to sale by the Fund at the option of third parties. The Fund may enter into privately negotiated option agreements or block purchase arrangements with private owners of securities. The Fund has not paid any separately stated option premium with respect to the option arrangements. However, it is possible that such premiums may be paid with respect to security purchase option agreements which may be entered into by the Fund and that the Fund could enter into privately negotiated option agreements obligating it to sell securities already owned by it to third parties at the option of such third parties. Payment of premiums for purchase option agreements would expose the Fund to risk of loss of such premium if the seller was unable to deliver the underlying securities, and entry into option agreements requiring the Fund to sell securities owned by it to third parties at the option of such third parties would expose the Fund to limits on gain on the value of the underlying security subject to the sale obligation.

The Fund may also gain rapid exposure to equity securities of Turkish corporations through the purchase of call warrants or other derivatives based on an index of securities of the Turkish securities markets. The Fund expects to only utilize such derivatives pending the investment of the net proceeds of the Offer directly in equity securities of Turkish corporations.

Non-Listed Securities

The Fund may invest up to 25% of its total assets in certain securities including securities not listed on the Istanbul Stock Exchange (‘‘ISE’’). Listing on the ISE is voluntary, although an issuer must meet certain conditions. The portion of the Fund's portfolio that may be invested in such non-listed securities will be purchased in direct placements from the issuer of the securities or in the secondary market for such directly placed securities. Currently, although occasional transactions take place, there is no active market in Turkish non-listed securities. The purchase of non-listed securities, if available, will depend on the attractiveness of those securities as part of the Fund's portfolio.

The nature of a trading market in Turkish non-listed securities cannot be predicted. However, such securities sometimes carry higher yields or greater protection than would be typically available for publicly offered securities of the same type. On the other hand, non-publicly traded securities are sometimes subject to restrictions on resale and the market for their resale is less liquid than for publicly traded securities.

Non-resident real persons or foreign legal entities can freely purchase and sell all types of securities and other capital market instruments provided that they use a Turkish intermediary institution for their securities activities.

Repurchase Agreements

The Fund may invest in repurchase agreements with respect to certain securities held by it, other than equity securities, for the purpose of realizing additional income. Currently, the Fund expects to consider entering into repurchase agreements in the United States collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the seller is required to deliver additional securities to the Fund, if necessary, so that the current total market value of the securities subject to the repurchase agreement will be at all times in excess of the agreed upon repurchase price including any accrued interest earned on the repurchase agreement. Securities subject to such repurchase agreements will be held by the Fund's custodian banks until repurchased. Use of repurchase agreements can permit the Fund to keep its assets at work while retaining short-term flexibility in pursuit of investments of a longer-term nature. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price including accrued interest.

The use of repurchase agreements involves certain risks not associated with direct investment in securities. For example, if the seller of securities under an agreement defaults on its obligation to repurchase the underlying securities at the agreed upon repurchase price at a time when the value of these securities has declined, the Fund may incur a loss upon their disposition. If such a defaulting seller were to become insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, disposition of the underlying securities could involve certain costs or delays pending court action. Finally, it is not certain whether the Fund would be entitled, as against a claim of the seller or its receiver, trustee in bankruptcy or creditors, to retain the underlying securities. While the Adviser acknowledges these risks, it is expected that they can be controlled by limiting the institutions with which the Fund will enter into repurchase agreements and by monitoring the creditworthiness of such institutions by the Adviser.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its net assets. The Fund may lend its portfolio securities consistent with the Fund's investment objective so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii)

the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower ‘‘marks to market’’ on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

RISK FACTORS AND SPECIAL CONSIDERATIONS

You should carefully consider the risks and other information contained in this Prospectus before you decide to participate in the Offer. The risks described below are not the only risks facing the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund. Investors should also recognize that investing in securities of Turkish issuers involves certain special considerations and risk factors, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. See generally ‘‘Appendix A: The Republic of Turkey’’ for further information on investing in securities of Turkish issuers.

Risks Related to the Offer

Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund then would otherwise be the case and may also incur dilution of ownership and voting, as well as dilution of their share of any distributions made by the Fund, as a result of the Offer. This dilution may occur because a stockholder could own a smaller interest in the Fund after the Offer than he owned prior to the Offer. In addition, if a stockholder does not submit a subscription request pursuant to the Over-Subscription Privilege, he may also experience dilution of ownership and voting, as well as dilution of his share of any distributions made by the Fund, if the Fund offers additional shares for subscription.

Market Risk

Stockholders may lose money by investing in the Fund, and it is possible that they may lose their entire investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

As an investment company that holds primarily equity securities, the Fund's portfolio is subject to the possibility that equity security prices will decline over short or even extended periods. The Fund may remain substantially fully invested during periods when equity prices generally rise and also during periods when they generally decline. Moreover, as a holder of a company's common stock, the Fund's rights to the assets of the companies in which it invests will be subordinated to such company's holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding. Accordingly, if such an event were to occur to such a company in which the Fund invests, the Fund would be entitled to such a company's assets only after such company's preferred stockholders and debt holders have been paid. Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Trading in Turkish Securities

Investing in the securities of Turkish companies and of the Turkish government involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including (1) considerations related to the nature of the Turkish securities markets, including substantially greater price volatility and lesser liquidity of portfolio investments resulting from the smaller and less liquid nature of the Turkish securities markets, a high degree of concentration of market capitalization and trading volume in a smaller number of issuers and the relatively less developed nature of the Turkish securities markets; (2) political and economic considerations, including high rates of Turkish inflation; (3) fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and (4) regulations which require the Fund to execute certain transactions through intermediary institutions such as brokers and which prohibit exercising voting rights associated with Turkish investments. In addition, the Fund may borrow funds under certain circumstances and is subject to interest expenses in connection therewith. Further, the expenses of the Fund will be significantly higher than those of most other U.S. investment companies, primarily because of the additional time and expense required by the Adviser in pursuing the objective of investing in Turkish securities.

The Turkish securities markets are smaller and less liquid than those of the United States. It is also relatively less developed compared to the securities markets of many other countries on which U.S. closed-end funds trade. At December 31, 2005, the total market value of the equity securities listed on the ISE was approximately $162.81 billion with 282 companies listed. There was an average daily trading volume of approximately 215,000 trading contracts per day.

In 2005, the average daily trading volume for the ISE was YTL 319.29 million. The total market value of the equity securities listed on the National Market of the ISE at the close of 2005 was YTL 257.67 billion ($196.16 billion). Since the Turkish securities markets are smaller than those of the United States, and shares of the most widely traded Turkish companies are closely held, the number of shares currently available for acquisition by the Fund is limited and may affect the rate at which the Fund can invest in Turkish securities. The limited liquidity of the Turkish securities market may also affect the Fund's ability to acquire or dispose of securities at prices and times that it wishes to do so. In periods of rapid price increases or in anticipation thereof, this will restrict the Fund's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase and during periods of rapid price declines or in anticipation thereof, this will restrict the ability of the Fund to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. Accordingly, in periods of rising market prices, notwithstanding an increase in the Fund's net asset value, the Fund may be unable to fully participate in such price increases as it is unable to acquire its desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause the net asset value to decline as the value of the unsold positions is marked to lower prices. This limited liquidity will also cause the Fund to invest on a long-term basis as opposed to buying issues on a short-term basis and liquidating positions in a short time frame. In addition, the Turkish securities markets are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from failure to meet margin calls when due. In the case of certain companies, because of the concentration of control, the Fund may be buying securities at a time when insiders are selling securities.

In addition to its smaller size and reduced liquidity, the Turkish securities markets are more volatile and its trading is more concentrated. The ISE National Market closed 2004 with a market value of YTL 131.58 billion and closed 2005 with a market value of YTL 216.73 billion. On June 5, 2006, the ISE National Market closed at a market value of YTL [                    ] billion. There is no assurance in light of the historical volatility of the Turkish securities markets that any particular level will be sustained.

Corporate Disclosure, Governance and Regulatory Requirements

In addition to their smaller size, reduced liquidity and greater volatility, Turkish securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards in emerging market countries, such as Turkey, are, in many respects, less stringent than U.S. standards. Issuers in Turkey are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Turkish issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Turkish issuers than there is about U.S. issuers. In addition, brokerage commissions and other transactions costs and related taxes on securities transactions in Turkey are generally higher than those in more developed markets.

There is less regulation and monitoring of Turkish securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in Turkey are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. There is also less publicly available information about Turkish companies than U.S. companies. See ‘‘Appendix A: The Republic of Turkey.’’

Turkish accounting, financial and other reporting standards are not equivalent to the standard used in the United States. Turkish companies traded on the ISE must make quarterly disclosure of their financials to the ISE in accordance with accounting principles mandated by the Capital Markets Board that, although not identical to generally accepted accounting principles recognized internationally, are consistent with such principles in many respects. Each company's financial reports are audited by independent auditors both annually and semi-annually. The ISE is a for-profit largely self-regulating exchange. It is governed by the Capital Markets Board which is also self-financing. See ‘‘Appendix A: The Republic of Turkey—Markets for Turkish Securities.’’

Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and stockholders' rights may differ from those that may apply in other jurisdictions. Stockholders' rights under Turkish law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a stockholder of a Turkish company in which it invests than it would as a stockholder of a comparable U.S. company.

Political, Economic, Social and Other Factors

Turkey's economy remained relatively underdeveloped from the mid-1920s until well after World War II. Foreign trade played only a minor role, as Turkey concentrated on domestic growth at the expense of international trade and was shielded from foreign competition behind high tariff barriers.

In 1977, Turkey experienced a liquidity crisis which led the government to adopt severe austerity policies. An economic stabilization and structural adjustment program was introduced by Turkish authorities early in 1980. The government began to emphasize manufacturing for export rather than import substitution at that time. The government still controls many sectors of Turkish industry, including all of the transportation, utilities, and communications infrastructure, as well as part of the banking sector.

Inflation has been a chronic problem for the Turkish economy. While significantly lower than the inflation levels historically experienced by the Turkish economy, inflation remains high. From 1988 to 1999, the annual inflation rate ranged from 60% to 90%. The rate of inflation in 2004 was estimated at between 8.6 and 9.3%, making it the lowest level of inflation for Turkey since 1982. See ‘‘Appendix A: The Republic of Turkey—Inflation.’’

Turkey is currently undergoing substantial change in its efforts to join the European Union. The availability of investment opportunities and the ability to liquidate investments may depend on the continued pursuit of certain economic liberalization policies. Political climates may change, sometimes swiftly. There is not assurance that the government will continue with such policies in their current form.

Foreign Currency Risk

The Fund's assets will be invested primarily in equity securities of Turkish issuers and substantially all of the income received by the Fund will be in Lira. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the Lira falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Lira to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See ‘‘Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan.’’ The liquidation of investments, if required, may also have an adverse impact on the Fund's performance. See ‘‘Taxation—U.S. Federal Income Taxes’’ and ‘‘Appendix A: The Republic of Turkey.’’

For a list of exchange rate movements between U.S. dollars and Lira in the last several years, see ‘‘Appendix A: The Republic of Turkey.’’

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Lira. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

To the extent available, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. The Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets. In order to hedge against adverse market shifts, the Fund may purchase put and call options on securities, write covered call options on securities and enter into securities index futures contracts and related options. The Fund also may hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon. For a description of such hedging strategies, see ‘‘Investment Objective and Policies—Special Investment Methods—Foreign Currency Hedging Transactions and —Stock Options and Stock Index Futures Contracts’’ and ‘‘Appendix B: Description of Various Foreign Currency and Interest Rate Hedges and Options on Securities and Securities Index Future Contracts and Related Options.’’

Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security that it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund's futures contracts and options thereon may equal 100% of the Fund's total assets. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging had not been used. See ‘‘Appendix B: Description of Various Foreign Currency and Interest Rate Hedges and Options on Securities and Securities Index Future Contracts and Related Options.’’

Smaller Company Risk

The Fund also may invest in the securities of less seasoned and smaller and mid-capitalization Turkish companies. Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalization companies. The securities of less seasoned and smaller capitalization companies are often traded in the over-the-counter market and have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund's investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Turkish companies. It is more difficult to obtain information about less seasoned and smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts. Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

Illiquid Securities Risk

The Fund may invest without limit in illiquid securities. Illiquid securities are securities that are not readily marketable. The prices of such securities may change abruptly and erratically, and investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a price approximating the value at which the Fund carries the securities on its books, as well as restrict its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund repurchases shares or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Tax Risk

The Fund has historically elected and intends to continue to elect to ‘‘pass-through’’ to the Fund's stockholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to stockholders are included in each stockholder's income. Certain stockholders, including some non-U.S. stockholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to stockholders. See ‘‘Taxation.’’

Net Asset Value Discount; Non-Diversification

Shares of closed-end investment companies frequently trade at a discount from their net asset values and initial offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The Fund cannot predict whether its own shares will trade at, below or above net asset value.

Although the Fund's shares of common stock have recently traded on the New York Stock Exchange at a premium to their net asset value, the Fund's shares have traded at a discount to their net asset value in the past. There can also be no assurance that the Fund's shares will trade at a premium in the future or that the present premium is sustainable.

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See ‘‘Taxation—U.S. Federal Income Taxes’’ and ‘‘Investment Limitations.’’

Leverage Risk

Certain of the Fund's investment techniques may be deemed to create ‘‘senior securities’’ under the 1940 Act. Senior securities have a prior fixed dollar claim on the Fund's assets and income. Any gain in the value of securities purchased or any income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Fund's Common Stock, or the income available to it, to increase more than otherwise would be the case. Conversely, if the value of securities purchased declines or if income received on them is less than the associated costs, then the net asset value of the Common Stock, or the income available to it, will decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called ‘‘leverage.’’

Anti-Takeover Provisions

The Fund's Amended and Restated Articles of Incorporation and Amended and Restated By-Laws contain certain anti-takeover provisions that, among other things, may have the effect of inhibiting the Fund's possible conversion to open-end status and delaying or limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Fund's Board of Directors has determined that these provisions are in the best interests of stockholders generally. See ‘‘Common Stock.’’

Higher Operating Expenses

The Fund's estimated annual operating expenses are higher than those of most other investment companies that invest predominately in the securities of U.S. companies, primarily because of the additional time and expense required of the Adviser in pursuing the Fund's objective of long-term capital appreciation through investing in equity securities of Turkish issuers. Investments in Turkish equity securities require additional time and expense because the available public information regarding such securities is more limited in comparison to, and not as comprehensive as, the information available for U.S. equity securities. In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.

Market Disruptions

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. and worldwide economies and securities markets.

INVESTMENT LIMITATIONS

The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Except in the case of borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to the time the Fund is considered to be obligated to purchase additional securities upon exercise of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

As a matter of fundamental policy, the Fund may not:

(1)    Purchase securities on margin, except as set forth in (3) below.

(2)    Make short sales of securities or maintain a short position in any security.

(3)    Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code and except that the Fund may borrow money in an amount not to exceed 10% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) (i) for temporary or emergency purposes, (ii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iii) for repurchases of its common stock. The Fund may pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangements in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions.

(4)    Buy or sell any commodities or commodity futures contracts or commodity options, or real estate or interests in real estate or real estate mortgages, except that the Fund may buy or sell securities of companies which invest or deal in commodities or real estate, and except that the Fund may enter into foreign currency and stock index futures contracts and options thereon and may buy or sell forward currency contracts.

(5)    Make loans, except through repurchase agreements and subject to (6) below.

(6)    Invest more than 25% of its total assets in a combination of securities not listed on any market of the ISE and in repurchase agreements having a maturity greater than seven days.

(7)    Invest more than 25% of the amount of the Fund's assets that are invested in Turkish equity securities in securities not listed on the senior market of the ISE.

(8)    Act as underwriter of securities of other issuers except, in connection with the purchase of securities for the Fund's own portfolio, or the disposition of portfolio securities or of subscription rights thereto, to the extent that it may be deemed to be an underwriter under applicable U.S. securities laws.

(9)    Make any investment for the purpose of exercising control or management.

(10)    Make any investment, which would involve the Fund in a situation of unlimited liability, such as that of a general partner.

(11)    Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in a single industry.

In compliance with the 1940 Act, the Fund will not invest 25% or more of its assets in a single industry.

The Fund is not subject to diversification requirements under the 1940 Act. However, the Fund is subject to certain requirements under the Code with respect to its qualification as a regulated investment company. See ‘‘Taxation—U.S. Federal Income Taxes.’’ Further, pursuant to the 1940 Act, the Fund may not invest in certain securities, including, subject to certain circumstances, securities of Turkish companies engaged in the securities business. To the extent that requirements under Turkish law or U.S. law or other investment limitations described in this paragraph are changed by applicable law, the Fund may make investments in accordance with such changed law.

MANAGEMENT OF THE FUND

Board of Directors of the Fund

The Board of Directors of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its stockholders.

Directors and Officers of the Fund

The Board of the Fund consists of nine Directors. Certain of these individuals also serve as directors or trustees for other funds advised by Morgan Stanley Investment Advisors Inc. (the ‘‘Retail Funds’’) and certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’). Seven Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the ‘‘non-interested’’ or ‘‘Independent’’ Directors. The other two Directors (the ‘‘Management Directors’’) are affiliated with the Adviser.

The Independent Directors of the Fund, the age, address, term of office and length of time served, and principal business occupations during the past five years of each Director, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2005) and other directorships, if any, held by the Directors, are shown in the following table. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited, to Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP).

Name, Address and Age	Position Held With Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998–October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995–November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991– July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987–1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.

Name, Address and Age	Position Held With Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Director	Since 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000–2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974–1992) and Chairman, Senate Banking Committee (1980–1986), Mayor of Salt Lake City, Utah (1971–1974), Astronaut, Space Shuttle Discovery (April 12–19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966–1994), most recently as Chairman of The Allstate Corporation (March 1993– December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989– December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since 2001	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001–July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Name, Address and Age	Position Held With Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Director	Since 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984–1988).	197	None.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Director	Since 2000	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

**	Each class of Directors has a term of office of three years.

The Directors who are affiliated with the Adviser or affiliates of the Adviser and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the management Director (as of December 31, 2005) and the other directorships, if any, held by the Director, is shown below.

Name, Address and Age	Position Held With Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
Charles A. Fiumefreddo (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman and Director	Since 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.
James F. Higgins (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Senior Adviser of Morgan Stanley; Director of Dean Witter Realty Inc.	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	Each Director serves an indefinite term, until his or her successor is elected.

**	Each class of Directors has a term of office of three years.

Name, Address and Age of Executive Officer	Position(s) Held With Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since 2005 and Principal Executive Officer since 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President	Since 2006	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (53) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since 2006	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since 2003	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since 2004	Managing Director and General Counsel, U.S. Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of Morgan Stanley Investment Advisors Inc. and various entities associated with Morgan Stanley Investment Advisors Inc. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.

Name, Address and Age of Executive Officer	Position(s) Held With Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since 2001	Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with Morgan Stanley Investment Advisors Inc.
James E. Garrett (36) 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since 2002 and Chief Financial Officer since 2003	Head of Global Fund Administration of Morgan Stanley Investment Management; Executive Director of Morgan Stanley & Co. Incorporated and the Adviser; Treasurer (since February 2002) and Chief Financial Officer (since July 2003) of the Institutional Funds.
Michael J. Leary (38) J.P. Morgan Investor Services Co. 73 Tremont Street Boston, MA 10020	Assistant Treasurer	Since 2003	Assistant Director and Vice President of Fund Administration, JPMorgan Investor Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young LLP.
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since 1999	Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

**	Each Officer serves an indefinite term, until his or her successor is elected.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005, is shown on the following chart.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2005)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2005)
Independent
Michael Bozic	None	over $100,000
Edwin J. Garn	None	over $100,000
Wayne E. Hedien	None	over $100,000
Dr. Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael E. Nugent	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested
Charles A. Fiumefreddo	None	over $100,000
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

The Board of Directors of the Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee provides assistance to the full Board of Directors with respect to the engagement of the independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm, the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The Audit Committee of the Fund met seven times during the fiscal year ended October 31, 2005.

The members of the Fund's Audit Committee are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an ‘‘interested person,’’ as defined under the 1940 Act, of the Fund (with such disinterested Directors being ‘‘Independent Directors’’ or individually, an ‘‘Independent Director’’). Each Independent Director is also ‘‘independent’’ from the Fund as defined under the listing standards of the New York Stock Exchange. The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson and Joseph J. Kearns is the Deputy Chairman.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any committees of the Board and oversees periodic evaluations of the Fund's Board and its committees. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for the Fund, which was attached to the proxy statement for the Fund distributed in 2004. The members of the Fund's Governance Committee are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Director. The current Chairman of the Governance Committee is Fergus Reid. The Fund's Governance Committee met two times during the fiscal year ended October 31, 2005.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under ‘‘—Stockholder Communications.’’

There were 13 meetings of the Board of Directors of the Fund held during the fiscal year ended October 31, 2005. The Independent Directors of the Fund also met three times during that period, in addition to the 13 meetings of the full Board. For the 2005 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such Director was a member of the Board.

Stockholder Communications

Stockholders may send communications to the Fund's Board of Directors. Stockholders should send communications intended for the Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation of Directors and Officers

Each Independent Director receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Director received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Director received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Director who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the Funds' portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses the Independent Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as a Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation paid to the Fund's Directors by the Fund for the fiscal year ended October 31, 2005 and the aggregate compensation paid to each of the Fund's Directors by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

	Aggregate Compensation From Fund	Number of Portfolios in the Fund Complex From Which the Director Received Compensation(4)	Total Compensation From the Fund Complex Payable to Directors(4)
Name of Independent Director
Michael Bozic(1)(2)	$92.42	170	$180,000
Edwin J. Garn(1)(2)	$851.19	170	$180,000
Wayne E. Hedien(1)	$92.42	170	$180,000
Manuel H. Johnson(1)	$124.55	170	$240,000
Joseph J. Kearns(1)(3)	$113.94	171	$217,000
Michael E. Nugent(1)	$108.47	170	$210,000
Fergus Reid(1)(2)	$108.47	171	$215,000
Name of Interested Director
Charles A. Fiumefreddo	$192.79	170	$360,000
James F. Higgins	$0	170	$0

(1)	Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)	Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

(3)	Includes amounts deferred for the election of the Director under the DC Plan.

(4)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

As of December 31, 2005, the Directors and officers of the Fund as a group owned beneficially and of record less than 1% of the Fund's outstanding shares.

The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire and is elected at the annual meeting of stockholders. See ‘‘Common Stock.’’

The Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the ‘‘MGCL’’) and the 1940 Act. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. The Amended and Restated Articles of Incorporation further provide that to the fullest extent permitted by the MGCL, and subject to the requirements of the 1940 Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2) active and deliberate dishonesty established by a final judgment as being material to the cause of action adjudicated in the proceeding. Nothing in the Amended and Restated Articles of Incorporation or the Amended and Restated By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or protects or indemnifies a director or officer of the Fund against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

To the knowledge of the management of the Fund, the following persons owned beneficially more than 5% of the noted Fund's outstanding shares at May 30, 2006. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The United Nations Joint Staff Pension Fund United Nations, New York 10017	650,000 shares with shared voting power and shared dispositive power(1)	9.23%

(1)	Fiduciary Trust Company International shares voting and dispositive power with respect to 650,000 shares with its client, The United Nations Joint Staff Pension Fund. Based on a Schedule 13G/A filed with the Commission on February 3, 1997.

The Adviser

Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement. The Adviser is a registered investment adviser under the Advisers Act. The Adviser provides portfolio management and named fiduciary services to taxable and non-taxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities.

At March 31, 2006, the Adviser, together with the other asset management subsidiaries and divisions of its parent had assets under management (including assets under fiduciary advisory control) totaling more than US$445 billion. The Adviser currently acts as adviser for investment 83 funds and portfolios including funds registered under the 1940 Act. The Adviser's principal address is 1221 Avenue of the Americas, New York, New York 10020.

The Adviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide. The Adviser draws upon the capabilities of its asset management specialists located in its various offices throughout the world, including New York, London, Singapore, Tokyo and Mumbai. It also draws upon the research capabilities of Morgan Stanley and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the Adviser utilizes.

Investment Advisory and Management Agreement

Under the terms of the Investment Advisory and Management Agreement, the Adviser will make all investment decisions, prepare and make available research and statistical data, and supervise the purchase and sale of securities on behalf of the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies, under the direction and control of the Fund's Board of Directors. The Adviser will be responsible for maintaining records and furnishing or causing to be furnished all required records or other information of the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents. The Adviser will also be responsible for furnishing office space, facilities and clerical services related to research, statistical and investment work for use by the Fund. The Adviser will pay the salaries and expenses of the Fund's officers and employees, as well as the fees and expenses of the Fund's Directors, who are directors, officers or employees of the Adviser or any of its affiliates. However, the Fund will bear travel expenses or an appropriate fraction thereof of officers and Directors of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof.

The Fund will pay all of its other expenses, including, among others, organization expenses (but not the overhead or employee costs of the Adviser); legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and share purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

For services under the Investment Advisory and Management Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million. The Fund's advisory fees are higher than advisory fees paid by most U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required of the Adviser in pursuing the Fund's objective by investing in securities of Turkish issuers. This investment objective entails additional time and expense because available public information concerning securities of Turkish issuers is limited in comparison to that available for U.S. companies and accounting standards are more flexible. In addition, available research concerning Turkish issuers is not comparable to available research concerning U.S. companies.

Under the Investment Advisory and Management Agreement, the Adviser is permitted to provide investment advisory services to other clients, including clients who may invest in emerging country equity securities. Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

The Investment Advisory and Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are neither parties to the Agreement nor ‘‘interested persons’’ of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a majority vote of either the Fund's Board of Directors or the Fund's outstanding voting securities. The Investment Advisory and Management Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days' written notice. The Investment Advisory and Management Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act.

The Investment Advisory and Management Agreement provides that neither the Adviser nor its officers, directors, employees, agents or controlling persons will be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with or arising out of matters to which the Investment Advisory and Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory and Management Agreement.

A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory and Management Agreement is available in the Fund's annual report to stockholders for the period ended October 31, 2005.

Portfolio Manager

The Fund's assets are managed within the Adviser's Emerging Markets Team. The team consists of portfolio managers and analysts. The members of the team who are primarily responsible for the day-to-day management of the Fund are Paul Psaila and Eric Carlson, each an Executive Director of the Adviser. Mr. Psaila has worked for the Adviser since February 1994 and has been managing the Fund since September 1997. Mr. Carlson has worked for the Adviser since September 1997 and has been managing the Fund since January 2006.

Other Accounts Managed by the Portfolio Managers.    As of December 31, 2005, Mr. Psaila managed two mutual funds with a total of approximately $555.1 million in assets; one pooled investment vehicle other than mutual funds with a total of approximately $427.3 million in assets; and one other account with a total of approximately $111.3 million in assets. Mr. Carlson managed two mutual funds with a total of approximately $216 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the

Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure.    The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio managers.

Base Salary Compensation.    Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Adviser.

Discretionary Compensation.    In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley's Equity Incentive Compensation Program (EICP) Awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) Awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds he or she manages that are included in the IMDCP fund menu, which may or may not include the Fund;

•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for the one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Istanbul Stock Exchange National Index. Other funds/accounts managed by the same portfolio manager may be measured against this same index, if appropriate, or against another index (or indices) that is deemed a more appropriate size-and/or style-specific to such fund/account as disclosed in such fund's/account's disclosure materials or guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts is described above under ‘‘Other Accounts Managed by the Portfolio Managers.’’ Generally, the greatest weight is placed on the three- and five-year periods;

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

•	Contribution to the business objectives of the Adviser;

•	The dollar amount of assets managed by the portfolio manager;

•	Market compensation survey research by independent third parties;

•	Other qualitative factors, such as contributions to client objectives; and

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Securities Ownership of Portfolio Managers.    As of December 31, 2005, Mr. Psaila and Mr. Carlson did not own any shares of the Fund.

The Administrator

Morgan Stanley Investment Management Inc. also serves as administrator to the Fund pursuant to the Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund's average weekly net assets. As approved by the Board of Directors, Morgan Stanley Investment Management Inc. has agreed to limit the administration fee so that it will be no greater than 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement, which were previously borne by Fund), except pricing services and extraordinary expenses.

J.P. Morgan Investor Services Co. provides fund accounting and other services pursuant to a sub-administration agreement, dated November 1, 2004, with Morgan Stanley Investment Management Inc. and receives compensation from Morgan Stanley Investment Management Inc. for these services.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser places orders for securities to be purchased by the Fund. The primary objective of the Adviser in choosing brokers for the purchase and sale of securities for the Fund's portfolio will be to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution and the degree of skill required of the broker-dealer. The capability and financial condition of the broker may also be criteria for the choice of that broker. The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser or its affiliates). The Fund may utilize affiliates of the Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the SEC when the Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal.

The Adviser on behalf of the Fund may place brokerage transactions through brokers, including Morgan Stanley & Co. Incorporated and its affiliates, who provide it with investment research services, including market and statistical information and quotations for the Fund's portfolio valuation purposes. The terms ‘‘investment research’’ and ‘‘market and statistical information and quotations’’ include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and potential buyers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, each and all as consistent with those services mentioned in Section 28(e) of the Exchange Act.

Research provided to the Adviser in advising the Fund is in addition to and not in lieu of the services required to be performed by the Adviser itself, and the Adviser's fees are not reduced as a result of the receipt of such supplemental information. It is the opinion of the management of the Fund that such information is only supplementary to the Adviser's own research efforts, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is necessarily used by the Adviser in connection with the Fund. Conversely, information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may prove useful to the Adviser in providing services to the Fund.

The Fund's Board of Directors reviews at least annually the commissions allocated by the Adviser on behalf of the Fund to determine if such allocations were reasonable in relation to the benefits inuring to the Fund.

Brokerage commissions paid by the Fund for the fiscal years ended October 31, 2003, 2004 and 2005 were US$136,477, US$271,039 and US$260,803, respectively. For the fiscal years ended October 31, 2005 and 2004 the Fund paid US$15,099 and US$2,055, respectively, to affiliates.

NET ASSET VALUE

The Fund determines its net asset value no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange. Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the fair value as of the close of the New York Stock Exchange, as determined in good faith under procedures established by the Board of Directors. All assets or liabilities of the Fund not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation. The Fund's obligation to pay any local taxes, such as withholding taxes on remittances from Turkey, are booked as a liability on the date the Fund recognizes income or marks-to-market its assets and has the effect of reducing the Fund's net asset value.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and any net realized capital gains. See ‘‘Taxation—U.S. Federal Income Taxes.’’ The Fund may elect annually to retain for reinvestment any net realized long-term capital gains.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the ‘‘Plan’’), each stockholder is deemed to have elected, unless the Plan Agent is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the ‘‘Plan Agent’’), in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan receive all distributions in cash, net of any applicable U.S. withholding tax, paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for The Turkish Investment Fund, Inc.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or to be purchased in the open market by the Plan Agent. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund's shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants' account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent uses all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. No participant has any authority to direct the time or price at which the Plan Agent may purchase the Common Stock on its behalf. Any voluntary cash payments received more than ten days prior to January 15 will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested. All voluntary cash payments should be made by check drawn on a U.S. bank (or a non-U.S. bank, if U.S. currency is imprinted on the check) made payable to American Stock Transfer & Trust Company payable in U.S. dollars and should be mailed to the Plan Agent for The Turkish Investment Fund, Inc. at American Stock Transfer & Trust Company, Dividend Reinvestment and Cash Purchase Plan, 59 Maiden Lane, New York, New York 10038.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. However, each participant's account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant also pays brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax which may be payable on such dividends and distributions. See ‘‘Taxation—U.S. Federal Income Taxes.’’

Experience under the Plan indicates that changes are desirable.    Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The Turkish Investment Fund, Inc. at American Stock Transfer & Trust Company, Dividend Reinvestment and Cash Purchase Plan, 59 Maiden Lane, New York, New York 10038.

TAXATION

U.S. Federal Income Taxes

Rights

The receipt and the exercise of the Rights should not be taxable for U.S. federal income tax purposes. In general, if exercised, the tax basis of the Rights received should be determined by allocating to the Rights a portion of the recipient's existing tax basis in its shares with respect to which the distribution is made. However, if the Rights have a fair market value, at the time of the distribution, of less than 15% of the fair market value of the shares with respect to which the distribution is made, the Rights will have a basis of zero unless the recipient elects otherwise.

Generally, a stockholder will have a tax basis in any shares acquired upon exercise of the Rights equal to the Subscription Price plus the tax basis in the Rights, if any. The holding period of the shares will commence on the date of the exercise.

The Fund

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its stockholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the U.S. Internal Revenue Service (‘‘IRS’’) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

The Fund intends to continue to qualify as a ‘‘regulated investment company’’ under Subchapter M of the Code. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a ‘‘qualified publicly traded partnership,’’ as defined in the Code; (b) diversify its holdings so that, at close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of any one such issuer and as to which the Fund must not have held more than 10% of the outstanding voting securities of any one such issuer which includes for these purposes equity securities of a qualified publicly traded partnership, no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to its stockholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed to its stockholders; however, the Fund will be subject to tax on its income and gains, to the extent that it does not distribute to its stockholders an amount equal to such income and gains. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. The Fund intends to distribute annually to its stockholders substantially all of its investment company taxable income. If necessary, the Fund intends to borrow money or liquidate assets to make such distributions. If the Fund fails to satisfy the 90% distribution requirement or fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its stockholders.

Stockholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the stockholder as ordinary income regardless of whether the stockholder receives such payments in additional shares or in cash. For taxable years beginning on or before December 31, 2008, the Fund may designate distributions of investment income derived from dividends of U.S. corporations or ‘‘qualified foreign corporations’’ as ‘‘qualified dividend income,’’ provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed at the same rate as long-term capital gains. Generally, ‘‘qualified foreign corporations’’ are corporations that are either eligible for benefits of a comprehensive income tax treaty with the United States or a corporation whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. To be eligible for the reduced rate, a corporation paying the dividend cannot be a passive foreign investment company (‘‘PFIC’’) in the year of distribution or the prior year.

A dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Since the Fund will not invest in the stock of domestic corporations, distributions to corporate stockholders of the Fund will not be entitled to the deduction for dividends received by corporations.

As a regulated investment company, the Fund also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses and capital loss carryovers, if any, that it distributes to its stockholders. If the Fund retains for reinvestment or otherwise an amount of such net long-term capital gains, it will be subject to a tax of up to 35% of the amount retained. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of net short-term capital losses and capital loss carryovers from prior years. The Fund expects to designate amounts retained as undistributed capital gains in a notice to its stockholders who are stockholders of record as of the close of a taxable year of the Fund who, if subject to U.S. federal income taxation (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (b) will be entitled to credit against their U.S. federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the basis of shares owned by a stockholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's income. Distributions of net long-term capital gains, if any, by the Fund are taxable to its stockholders as long-term capital gains whether paid in cash or in shares and regardless of how long the stockholder has held the Fund's shares. Such distributions of net long-term capital gains are not eligible for the dividends received deduction. Under the Code, net long-term capital gains generally will be taxed at a rate no greater than 15% for individuals and 35% for corporations. Stockholders will be notified annually as to the U.S. federal income tax status of their dividends and distributions.

Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares equal to such amount.

If the net asset value of shares is reduced below a stockholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution will receive a distribution which will be taxable to them. The amount of capital gains realized and distributed (which from an investment standpoint may represent a partial return of capital rather than income) in any given year will be the result of action taken for the best investment of the principal of the Fund, and may therefore vary from year to year.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated income, and stockholders may receive dividends in an earlier year than would otherwise be the case.

Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, the distribution generally must be declared and paid during the year. Any dividend declared by the Fund in October, November or December of any year and payable to stockholders of record on a specified date in such a month shall be deemed to have been received by each stockholder on December 31 of such year and to have been paid by the Fund not later than December 31 of such year, provided that such dividend is actually paid by the Fund during January of the following year.

The Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. The majority of the Fund's investments will be maintained and income therefrom calculated by reference to Lira, and such calculations will not necessarily correspond to the Fund's distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

Upon the sale or exchange of its shares, a stockholder will realize a taxable gain or loss depending upon the amount realized and the stockholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands, and will be long-term if the stockholder's holding period for the shares is more than 12 months and otherwise will be short-term. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire after December 31, 2008 absent further legislation. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gains distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on the sale of Fund shares held by the stockholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the stockholder with respect to such shares.

A repurchase by the Fund of shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any shares, and has not experienced a meaningful reduction in its proportionate interest in the Fund, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. If, in addition, the Fund has made such repurchases as part of a series of redemptions, there is a risk that stockholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

Passive Foreign Investment Companies

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on ‘‘excess distributions’’ received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its stockholders. The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax. An election may generally be available that may ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and may require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. Dividends paid by PFICs will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

Foreign Tax Credits

Income and gains received by the Fund from sources outside the United States will be subject to withholding and other taxes imposed by Turkey and possibly other foreign countries. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if, as expected, more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations (which should include obligations issued by government issuers), the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its stockholders. The Fund expects to make this election. As a consequence, each stockholder will be required to include in its income an amount equal to its allocable share of such income taxes paid by the Fund to a foreign country's government and the stockholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election. However, these stockholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by the Fund generally will not be subject to U.S. federal income tax.

The amount of foreign taxes that may be credited against a stockholder's U.S. federal income tax liability will generally be limited, however, to an amount equal to the stockholder's U.S. federal income tax rate multiplied by its foreign source taxable income. In addition, this limitation must be applied separately to certain categories of foreign source income, one of which is foreign source ‘‘passive income.’’ For this purpose, foreign source ‘‘passive income’’ includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Stockholders should consult their own tax advisers with respect to making this election. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, the notification will designate (i) the stockholder's portion of the foreign taxes paid to each country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within the country. The U.S. foreign tax credit rules are complex. Stockholders should consult their own tax advisors concerning the U.S. foreign tax credit rules and the applicability of any relevant treaty rules.

Foreign Stockholders

Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder's income from the Fund is ‘‘effectively connected’’ with a United States trade or business carried on by the stockholder.

In general, distributions (other than capital gain dividends) that are treated as dividends under the Code that are paid to a stockholder that is not a ‘‘U.S. person’’ within the meaning of the Code (such stockholder, a ‘‘foreign person’’) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person (the Fund at this time does not anticipate to generate a significant amount of qualified U.S. interest investment income) and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. In addition distributions from the Fund that are paid to a foreign person and are attributable to gain from ‘‘U.S. real property interests’’ (‘‘USRPIs’’), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in ‘‘U.S. real property holding corporations,’’ will be treated as effectively connected income and generally subject to the rules discussed below. In respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs may give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax and may be subject to withholding under future regulations.

If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. citizens or domestic corporations. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign investor that is a corporation, then such foreign investor also may be subject to the 30% branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices

Stockholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund's taxable year as to the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Backup Withholding

Amounts paid by the Fund to individuals and certain other stockholders who have not provided the Fund with their correct taxpayer identification number (‘‘TIN’’) and certain certifications required by the IRS as well as stockholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to ‘‘backup’’ withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%). An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Stockholder may be refunded or credited against such Stockholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Turkish Taxation of Fund Stockholders

In the opinion of Turkish counsel, stockholders in the Fund who are not residents of Turkey will not be subject to Turkish income or withholding tax with respect to (i) income, including dividends, capital gains and interest, of the Fund, (ii) distributions from the Fund to stockholders or (iii) gains realized by stockholders on the sale or other disposition of their shares. Stockholders may be entitled to a deduction or credit against their United States income tax liability with respect to their pro rata share of Turkish withholding taxes, if any, payable with respect to interest or dividend payments to the Fund. See ‘‘—U.S. Federal Income Taxes.’’

Shares of the Fund held by nonresidents of Turkey will not be subject to any Turkish estate or property tax.

Turkish Taxation of the Fund

The Fund is subject to taxation under the Turkish Corporate Tax Law, and will have limited tax liability. According to Article 24 of the Corporate Tax Law and the decree of the Council of Ministers dated December 10, 2003, the Fund will be subject to different rates of withholding at the stage of repatriation of its gains depending on the type of its investments.

Furthermore, any gains derived from the alienation and retention of marketable securities and other capital market instruments, repo gains and income derived from private financial institutions is subject to a 15% withholding tax pursuant to recent changes to the Income Tax Law. Turkish banks and intermediary institutions will apply withholding tax at a rate of 15% on the following types of income at quarterly periods: (a) the difference between the purchase price and the sales price of the marketable securities and other capital market instruments, to the purchase and sale of those of which they have acted as intermediaries; (b) the difference between the purchase price and the redemption value of the marketable securities and other capital market instruments, to the purchase of those of which they have acted as intermediaries, in the instance that the underlying securities are redeemed; (c) the periodical returns on the marketable securities and other capital market instruments, to which they act as intermediaries to their collection (that are not contingent on any marketable security or any other capital market instrument); and (d) gains derived from loan transactions of marketable securities and other capital market instruments for which they act as intermediary. Interest income derived from all types of bonds and Treasury Bills issued prior to the date of enforcement of the Income Tax Law, and the gains derived from the retention or alienation of the marketable securities issued by the Mass Housing Administration and the Privatization Administration are exempted from withholding.

The Turkish government is empowered to set the rates stated in the first paragraph between 0% and 50%. Therefore, there can be no assurance that the Turkish government will not increase any such rates or that other changes in Turkish tax law will not be adopted that adversely affect the Fund. According to the Agreement on Avoidance of Dual Taxation executed between the United States and Turkey, certain tax rates are limited depending on the type of the investment from which the earning is made.

The U.S. federal and Turkish income tax discussion set forth above is a summary included for general information purposes only. In view of the individual nature of tax consequences, each stockholder is advised to consult his own tax adviser with respect to the specific tax consequences to him of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

COMMON STOCK

The authorized capital stock of the Fund is 30,000,000 shares of Common Stock, $0.01 par value. Shares of the Fund, when issued in exchange for payment of the consideration therefor, will be fully paid and nonassessable and will have no conversion, preemptive or other subscription rights. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders and may not cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect 100% of the Directors. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefor; however, the Fund's Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares. In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of the Fund may be entitled.

Set forth below is information with respect to the Fund's Common Stock as of June       , 2006.

Title of Issue	Authorized	Outstanding	Amount Held by the Fund or for Its Account
Common Stock, $0.01 par value	30,000,000 shares	5,632,182 shares	0 shares

The Fund does not presently intend to offer additional shares of Common Stock other than pursuant to the Offer, except that additional Common Stock may be issued under the Plan. Any other offerings of the Fund's shares will require approval of the Fund's Board of Directors and will be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the Fund's shares.

The Fund's shares are listed and traded on the New York Stock Exchange. The following table shows the high and low closing prices on the New York Stock Exchange per share of Common Stock and the high and low net asset value per share for each quarter since March 2004.

	Market Price(1)		Net Asset Value(2)
Quarter Ended	High	Low	High	Low
March 31, 2004	$12.62	$8.80	$10.79	$8.87
June 30, 2004	$13.49	$8.84	$11.09	$8.01
September 30, 2004	$11.32	$9.01	$10.61	$8.78
December 31, 2004	$17.95	$10.60	$12.85	$10.17
March 31, 2005	$21.19	$15.30	$16.13	$12.43
June 30, 2005	$16.92	$13.00	$14.69	$12.17
September 30, 2005	$20.45	$16.06	$17.73	$14.57
December 31, 2005	$25.24	$17.50	$20.34	$16.19
March 31, 2006	$29.95	$23.36	$24.22	$20.47

(1)	As reported by the New York Stock Exchange.

(2)	Based on the Fund's computations.

The closing market price and net asset value per share of the Fund's Common Stock on June 5 , 2006 were US$         and US$         , respectively, which represents a market price premium above net asset value of       %.

The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their shares of Common Stock. The Fund, however, may repurchase shares of Common Stock from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of the MGCL, the Fund may borrow to finance the repurchase of shares. The payment of interest on borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940 Act to maintain ‘‘asset coverage’’ of not less than 300% of its ‘‘senior securities representing indebtedness’’ as such terms are defined in the 1940 Act.

Repurchase of Fund Shares

The Fund's shares of Common Stock will trade in the open market at a price which is a function of several factors, including their net asset value and yield. The shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their net asset values. See ‘‘Risk Factors and Special Considerations.’’ There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this Prospectus or that the market price of the Fund's shares will equal or exceed net asset value. The Fund may from time to time repurchase its shares at prices below their net asset value or make a tender offer for its shares. While this may have the effect of increasing the net asset value of those shares that remain outstanding, the effect of such repurchases on the market price of the remaining shares cannot be predicted.

Any offer by the Fund to repurchase shares will be made at a price based upon the net asset value of the shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and stockholders notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the Fund's Board of Directors, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any service charges will not be deducted from the consideration paid for the tendered shares. During the period of a repurchase offer, the Fund's stockholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll free telephone number.

Anti-Takeover Provisions in the Charter Documents

The Fund's Amended and Restated Articles of Incorporation and Amended and Restated By-Laws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions, described below, also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

The Fund's Amended and Restated Articles of Incorporation, as well as the Fund's Amended and Restated By-Laws, provide that the Fund's Board of Directors have the sole power to adopt, alter or repeal the Fund's Amended and Restated By-Laws. The Directors will be divided into three classes, each having a term of three years, with the term of one class expiring each year. In addition, a Director may be removed from office only with cause and only by the affirmative vote of a majority of all votes entitled to be cast by Fund's stockholders generally for the election of directors, and the affirmative vote of 66 2/3% or more of the Fund's outstanding shares is required to amend, alter or repeal the provisions in the Fund's Amended and Restated Articles of Incorporation relating to amendments to the Fund's Amended and Restated By-Laws and to removal of Directors. See ‘‘Management of the Fund—Directors and Officers of the Fund.’’ These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board of Directors more difficult than if such provisions were not in place.

The affirmative vote of the holders of 66 2/3% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act, (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights or (7) amend, alter or repeal the above provisions in the Fund's Articles of Incorporation. However, if such action has been approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law. The principal purpose of the above provisions is to increase the Fund's ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure. These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund's structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of shares of Common Stock might obtain prices for their shares in excess of the current market prices at which the Fund's shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their Common Stock in preference to stock of the many mutual funds available.

The Fund holds annual meetings as required by the rules of the New York Stock Exchange. Under Maryland law and the Fund's Amended and Restated By-Laws, the Fund is required to call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at such special meeting. Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The Secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting. Notwithstanding the above, under Maryland law and the Fund's Amended and Restated By-Laws, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

American Stock Transfer & Trust Company (the ‘‘Transfer Agent’’) acts as the Fund's dividend paying agent, transfer agent and the registrar for the Fund's Common Stock. The principal address of the Transfer Agent is 59 Maiden Lane, New York, New York 10038.

CUSTODIAN

JPMorgan Chase Bank, N.A. serves as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is 270 Park Avenue, New York, New York 10017.

CODE OF ETHICS

The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund. The Adviser is subject to a Codes of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the EDGAR database on the SEC's Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to:

SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this Prospectus.

PROXY VOTING POLICY AND PROCEDURES

The Board of Directors has delegated to the Adviser authority to vote all proxies relating to the Fund's portfolio securities pursuant to the Fund's proxy voting policies and procedures, which are set out in Appendix C to this Prospectus. A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC and are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov. This reference to the website does not incorporate the contents of the website into this Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements included in the Fund's Annual Report to Stockholders as of October 31, 2005 are incorporated by reference into this Prospectus in reliance on the report of Ernst & Young LLP, the Fund's independent registered public accounting firm, given on the authority of that firm, as experts in accounting and auditing. Ernst & Young LLP's principal address is 200 Clarendon Street, Boston, Massachusetts 02116.

LEGAL MATTERS

With respect to matters of United States law, the validity of the Shares offered hereby will be passed on for the Fund by Clifford Chance US LLP, New York, New York. Counsel for the Fund will rely, as to matters of Maryland law, on Ballard Spahr Andrews & Ingersoll, LLP, Baltimore, Maryland. Certain matters concerning Turkish law will be passed on by Herguner Bilgen Ozeke Hukuk Burosu.

It is likely that foreign persons do not have assets in the United States that could be attached in connection with any U.S. action, suit or proceeding. The Fund has been advised that there is substantial doubt as to the enforceability in the countries in which such persons reside of the civil remedies and criminal penalties afforded by the U.S. federal securities laws. It is also unclear if extradition treaties now in effect between the United States and any such countries would subject such persons to effective enforcement of criminal penalties. Such persons have irrevocably appointed the Fund as their agent for service of process in any action, suit or proceeding under the provisions of the U.S. securities laws.

The books and records of the Fund required under U.S. law are maintained at an office of the Fund in the United States and are subject to inspection by the SEC.

ADDITIONAL INFORMATION

Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, which is on file with the SEC.

FINANCIAL STATEMENTS

The Fund's Annual Report for the fiscal year ended October 31, 2005 (the ‘‘Annual Report’’) is incorporated herein by reference with respect to all information other than the information set forth in the Chairman's Statement included therein. The Fund will furnish, without charge, a copy of its Annual Report upon request by writing to The Turkish Investment Fund, Inc., c/o JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, or by calling (800) 221-6726.

APPENDIX A

The information set forth in this Appendix A has been extracted from various government, multi-national monetary and stock exchanges publications. The Fund, its Board of Directors and the Adviser make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify the statistical information presented in this Appendix A. Furthermore, no representation is made that any correlation exists between the Republic of Turkey or its economy in general and the performance of the Fund.

THE REPUBLIC OF TURKEY

Introduction

The Republic of Turkey is located at the junction of Europe and Asia. It shares borders in the northwest with Greece and Bulgaria, in the east with Georgia and Iran and in the south with Iraq and Syria. The Black Sea is to the north, the Aegean Sea to the west and the Mediterranean Sea to the south.

Turkey has a land area of about 781,000 square kilometers. The country's land frontiers extend over 2,648 kilometers and the length of the coastline is 7,200 kilometers. Turkey's topography is varied. Climatic conditions differ widely among the regions.

In 2005, the population of Turkey was estimated at 69.7 million. The population is concentrated in the west and along the coastal areas. Turkey is constitutionally a secular state. The vast majority of the Turkish population is Muslim. There are a very small number of non-Muslims including Greek Orthodox and Armenian Christians and Jews. The official language of the country is Turkish.

Government Organization and Political Background

A popular nationalist movement began in Turkey before the turn of the century and gathered momentum in the aftermath of World War I. The history of modern Turkey begins with the foundation of the republic in 1923 with the election of Mustafa Kemal Ataturk as the first President. Ataturk instituted a series of sweeping social reforms which have played a central role in the development of modern Turkey. Changes were made not only in the legal, political, social and economic structure of the country, but also in its customary mode of dress and its alphabet. Certain Islamic traditions were outlawed and Islamic legal codes were replaced by Western ones. ‘‘Kemalism’’—the ideology representing Ataturk's reforms and Western orientation—continues to be the dominant ideological element in Turkey today.

Historically, the military has been an important factor in Turkish government and politics. The Turkish military establishment has intervened in Turkish politics four times since 1959; each time, the military leadership has provided stability in the face of political and social factionalism. The military withdrew each time, after organizing a new government and introducing changes to the legal, educational or political systems. Despite the formal withdrawal of the army from politics following each intervention, the military remains an important factor in Turkish politics.

Following a period of high inflation, increasing external debt and excessive government spending, junior military officers staged a coup in 1960. A new constitution was ratified in 1961, followed by military withdrawal from an active role in government in favor of a parliamentary government.

Turkey experienced a severe liquidity crisis in 2000, leading to high rates of inflation and devaluation of the Turkish Lira. The Turkish government responded with tighter fiscal policy and was helped by loans from The International Monetary Fund. On January 1, 2005, the Turkish government replaced the old Lira with the New Turkish Lira to show that its currency had stabilized against world currencies and to promote investment in the Turkish markets and trade. The exchange rate was 1 new lira (YTL) to 1,000,000 Turkish lira (TL).

Enacted in 1982, the constitution provides for a system of checks and balances that creates a secular democratic parliamentary government. The government's powers were thereafter limited by the National Security Committee, headed by the president. There is no direct popular election of the president in Turkey. Under the Turkish constitution, the president is elected by a vote of the Grand National Assembly.

The heart of the current governmental structure is the unicameral Grand National Assembly (Turkiye Buyuk Millet Meclisi) of 550 members who are elected for five-year terms. One major concern of the framers of the Constitution was to obviate the need for coalition governments by discouraging the formation and survival of small parties; a system of proportional representation was adopted specifying that parties whose nationwide vote in general elections was not more than 10% would not be eligible for seats in the assembly.

Turkey is a candidate for membership into the European Union and negotiations are still underway for its admission, which would not be set to occur for several years. Membership is contingent on several factors, including its acceptance of Western democratic standards and various human rights issues, such as its ongoing conflict with the Greek government concerning the island of Cyprus.

The Economy

In 2003, 2004 and 2005, according to the IMF World Economic Outlook report, the Turkish GDP increased 5.9%, 8.0% and 5.0% respectively. Inflation in 2004 fell for the third consecutive year, from a level of 25.3% in 2003 to a level of 10.6% in 2004, to 9.0% in 2005. Wholesale prices increased by 13.8% in 2004. Turkish exports increased 32.8% in 2004 to $62.8 billion, while imports increased 40.1% to $97.2 billion, creating an increase in the foreign trade deficit of 55.7% totaling $34.4 billion.

The Turkish government incurred large deficits which it financed with public debt beginning in the 1980s. This has resulted in a large existing market for public debt in Turkey. Outstanding public securities constituted $4.1 billion at the end of 1986 and by the end of 2004 had risen to $169.4 billion. The public debt market is much larger than the market for private sector securities which has grown from $1.2 billion in 1986 to $18.8 billion at the end of 2004.

Economic Structure

Background

Turkey's modern economic development began in the mid-1920s under Ataturk who attempted to modernize and industrialize the economy. However, the Turkish economy remained predominantly agrarian until well after World War II. Until recently Turkey was a nation in which foreign trade played a secondary role, but since the mid-1970s, it has succeeded in developing markets both within the Organisation for Economic Co-operation and Development and beyond. However, domestic markets remain important in the Turkish economy.

Inflation

The tables below show the movement in (1) the Private Company Price Index on an annual basis from 1996 through 2005 and (2) the Wholesale Price Index on an average annual basis from 1995 through 2004.

PCPI INDEX, 2000 = 100.00

Year	Total
1996	86.03
1997	90.83
1998	98.17
1999	98.40
2000	100.00
2001	101.66
2002	104.13
2003	106.98
2004	110.12
2005	110.47

Source:	www.Econstats.com, IMF World Economic Outlook EconStats

WHOLESALE PRICE INDEX (1994=100)
(YEARLY AVERAGE PERCENTAGE CHANGE)

	Total	Public	Private
1995	86.0	76.7	88.8
1996	75.9	81.9	74.3
1997	81.8	85.5	80.7
1998	71.8	58.4	75.9
1999	53.1	71.2	48.1
2000	51.4	69.4	45.8
2001	61.6	70.8	58.3
2002	50.1	49.0	50.5
2003	25.6	24.7	25.9
2004	11.1	11.2	11.0

Source:	TSI, as cited by Main Economic Indicators Report, December 2005, State Planning Organization (Office of the Turkish Prime Minister)

MAIN ECONOMIC INDICATORS

The following chart shows the main economic indicators for the Turkish economy from 2002 to 2004:

Indicators	Unit	2002	2003	2004
Gross National Product
– TL	YTL Million	275,032	356,681	428,932
– $	$ Billion	180.9	239.2	299.5
– GNP Per Person	$	2,598	3,383
– Growth	%	7.9	5.9	9.9
– Industrial Production Index (Yearly Average)%		100.5	109.0	119.7
– Unemployment	%	10.3	10.5	10.3
Public Sector Borrowing Requirement/GNP	%	12.7	8.7
Consolidated Budget
– Expenditures	YTL Million	115,486	140,054	140,200
– Personnel	YTL Million	23,160	30,201	28,948
– Other Current	YTL Million	7,889	8,218	16,583
– Investments	YTL Million	6,888	7,165	7,972
– Transfers	YTL Million	77,548	94,470	84,584
– Interests	YTL Million	51,871	58,609	56,488
– Interests/GNP	%	19.0	16.4	13.5
– Interests/Budget Expenditures	%	44.9	41.8	40.3
– Interests/Budget Incomes	%	67.9	58.5	51.4
– Interests/Taxes	%	87.0	69.5	62.7
– Non-Interest Expenditures	YTL Million	63,615	81,445	83,712
– Incomes	YTL Million	76,401	100,238	109,887
– Taxes	YTL Million	59,635	84,334	90,093
– Budget Balance (Deficit)	YTL Million	−39,085	−39,816	−30,313
– Primary Balance	YTL Million	12,786	18,793	26,175

Indicators	Unit	2002	2003	2004
Prices
– WPI (Year-end)%		30.8	13.9	13.8
– CPI (Year-end)%		29.7	18.4	9.3
– Currency Rate (Year-end-TL/$) (Currency Buying)		1.6345	1.3958	1.3421
Debt Stock
– Domestic Debt Stock	YTL Million	149,870	194,387	224,483
– Domestic Debt Stock	$ Billion	91.7	139.3	167.3
– Domestic Debt Stock/GNP	%	50.7	58.2	55.9
– External Debt Stock	$ Billion	130.4	145.4	161.7
– External Debt Stock/GNP.	%	72.1	60.8	54.0
– Public Sector External Debt Stock.	$ Billion	86.0	94.0	95.2
– Debt of Central Bank	$ Billion	22.0	24.4	21.4
– Public Sector External Debt Stock/GNP.	%	47.5	39.6	31.8
– Total Public Sector Debt Stock.	$ Billion	177.7	233.3	262.5
– Total Public Sector Debt Stock/GNP.	%	98.2	97.5	87.6
– Average Maturity of Domestic Debt Stock	Month	32.1	25.1	20.6
Foreign Trade
– Imports	$ Billion	51.5	69.3	97.2
– Exports	$ Billion	36.1	47.3	62.8
– Foreign Trade Balance	$ Billion	−15.5	−22.1	34.4
– Current Account Balance	$ Billion	−1.5	−8.0	−15.6
Monetary Indicators (1)
– Emission	YTL Million	7,636	10,676	13,465
– M1	YTL Million	14,259	21,564	29,469
– M2	YTL Million	61,195	80,923	109,344
– M2Y.	YTL Million	133,450	149,855	185,419
– Total Deposits	YTL Million	133,311	147,351	187,849
– TL Deposits	YTL Million	58,774	75,979	108,952
– Foreign Exchange Deposits	YTL Million	74,537	71,372	78,897
– Foreign Exchange Deposits/Total Deposits	%	55.9	48.4	42.0
– Credit Stock	YTL Million	39,469	57,170	87,925
– Total Credits/Deposits	%	29.6	38.8	46.8
– Deposit Banks Credits	YTL Million	34,475	49,878	79,649
– Deposit Banks Credits/Deposits	%	25.9	33.8	42.4
– Central Bank International Currency Reserves	$ Billion	26.8	33.6	36.0

(1)(1)M1:	M1:currency in circulation + commercial sight deposits + saving sight deposits + other sight deposits + deposits at the CBRTcurrency in circulation + commercial sight deposits + saving sight deposits + other sight deposits + deposits at the CBRT

M2:	M2:M1 + commercial time deposits + saving time deposits + other time depositsM1 + commercial time deposits + saving time deposits + other time deposits

M2Y:	M2Y:M2 + foreign exchange depositsM2 + foreign exchange deposits

Source:	State Institute of Statistics, State Planning Organization, Central Bank of the Republic of Turkey, Undersecretariat of Treasury, Finance Ministry, as cited in the Capital Markets Board of Turkey 2004 Annual Report

GROSS NATIONAL PRODUCT

The following chart describes the changes in the Turkish GNP by industry over a nine year period:

Gross National Product
(At current producers' prices, in thousands of YTL)

Sectors	1996	1997	1998	1999	2000	2001	2002	2003	2004
Agriculture	2,489,774	4,170,001	9,113,454	11,851,055	17,540,631	21,521,043	32,114,870	42,126,246	48,394,672
Industry	3,716,528	7,293,186	11,970,299	17,973,866	29,027,782	45,881,462	70,034,336	88,813,240	107,061,273
Mining & Quarrying	183,080	336,889	563,270	883,737	1,422,903	2,135,427	2,914,077	3,858,087	5,174,424
Manufacturing	3,123,034	6,218,627	10,128,256	14,839,451	23,888,136	36,730,882	55,764,399	71,910,797	87,609,625
Energy	410,414	737,669	1,278,773	2,250,677	3,716,743	7,015,153	11,355,859	13,044,356	14,277,224
Construction	857,762	1,743,240	3,124,593	4,362,039	6,483,106	9,240,878	11,398,698	12,662,006	15,380,670
Trade	3,022,315	5,985,402	10,404,501	14,750,945	24,906,513	37,403,001	55,935,190	71,329,760	88,714,047
Transport & Communication	1,941,574	4,018,613	7,102,826	10,868,376	17,645,564	28,159,160	41,820,643	53,846,171	62,009,162
Financial Institutions	732,340	1,474,426	3,280,526	4,228,349	4,698,024	6,639,387	12,944,723	17,884,644	21,603,584
Ownership of Dwelings	442,935	850,332	1,761,711	3,465,420	5,772,955	8,491,897	11,637,781	14,653,025	18,398,553
Business & Personell Services	554,080	1,067,451	1,956,339	2,830,826	4,430,360	6,592,344	9,753,592	12,429,089	14,889,331
(–) Imputed Bank Serv. Charges	709,235	1,371,710	3,049,158	4,284,141	4,097,693	11,534,431	8,095,559	7,911,747	10,821,250
Sectoral Total	13,048,072	25,230,941	45,665,092	66,046,733	106,407,242	152,394,742	237,544,273	305,832,435	365,630,042
Government Services	1,238,527	2,579,910	4,915,736	8,781,478	12,633,650	18,525,724	27,838,383	36,561,477	42,548,483
Private Non-profit Institutions	26,922	53,021	98,742	272,486	477,141	918,063	1,663,999	3,610,383	3,530,102
Import Duties	458,588	972,011	1,545,375	2,314,575	5,065,425	6,573,910	10,527,402	13,758,630	18,802,850
G.D.P. (in Purchasers' Value)	14,772,110	28,835,883	52,224,945	77,415,272	124,583,458	178,412,438	277,574,057	359,762,926	430,511,477
N.F.I. from Abroad	205,957	557,379	1,293,386	867,695	1,012,670	−1,928,485	−2,541,692	−3,082,038	−1,579,134
G.N.P. (in Purchasers' Value)	14,978,067	29,393,262	53,518,332	78,282,967	125,596,129	176,483,953	275,032,366	356,680,888	428,932,343

The following chart describes the changes in the Turkish GNP by expenditures over a nine year period:

Gross Domestic Product
(by expenditures) (at current producers' prices, in thousands of YTL)

Sectors	1996	1997	1998	1999	2000	2001	2002	2003	2004
Private Final Consumption Exp.	9,937,697	19,619,096	36,122,555	55,927,761	89,097,791	128,513,017	184,420,201	239,585,900	284,631,317
Government Final Cons. Exp.	1,709,247	3,535,104	6,632,766	11,747,738	17,538,951	25,405,358	38,721,957	49,004,499	56,775,481
G. Fixed Capital Formation	3,706,404	7,618,372	12,839,212	16,930,592	27,847,893	32,408,979	46,043,018	55,618,335	76,722,408
Public Sector	687,164	1,636,275	3,203,024	4,442,520	7,470,431	9,998,612	14,784,108	14,992,122	16,058,028
Machinery & Equipment	172,001	392,721	832,417	1,182,839	2,005,150	2,439,319	3,949,689	3,200,509	3,834,095
Building Construction	152,535	357,787	749,424	1,124,500	2,092,049	2,755,600	4,447,870	3,861,581	3,360,307
Other Construction	362,629	885,767	1,621,184	2,135,181	3,373,232	4,803,694	6,386,549	7,930,032	8,863,626
Private Sector	3,019,239	5,982,097	9,636,188	12,488,072	20,377,462	22,410,367	31,258,910	40,626,213	60,664,380
Machinery & Equipment	1,600,071	3,284,866	4,987,898	5,874,467	11,816,224	10,151,000	17,309,762	25,598,545	40,801,346
Building Construction	1,419,168	2,697,232	4,648,290	6,613,605	8,561,238	12,259,367	13,949,149	15,027,668	19,863,034
Change in Inventories	–79,656	–377,455	–211,639	1,148,533	2,685,223	–2,475,258	13,133,761	26,328,924	33,973,663
Exports of Goods & Services	3,182,305	7,088,355	12,713,300	17,972,068	29,959,128	60,150,878	81,134,076	98,496,338	124,348,181
Imports of Goods & Services	–4,110,584	–8,762,823	–14,573,224	–20,801,155	–39,284,673	–55,861,684	–85,232,383	–110,334,367	–149,299,109
Gross Domestic Product	14,345,413	28,720,649	53,522,970	82,925,538	127,844,312	188,141,291	278,220,631	358,699,629	427,151,940
Statistical Discrepancy	426,698	115,234	–1,298,025	–5,510,265	–3,260,854	–9,728,852	–646,573	1,063,297	3,359,537
GDP (by kind of activity)	14,772,110	28,835,883	52,224,945	77,415,272	124,583,458	178,412,439	277,574,057	359,672,926	430,511,477

Source:	Undersecretariate of Treasury as cited in Main Economic Indicators Report, December 2005, State Planning Organization (Office of the Turkish Prime Minister)

State Economic Enterprises

Turkey established the first State Economic Enterprise (SEE) in 1935. From the late 1930s through the 1950s, the number of SEEs increased and their economic influence became more significant as additional areas of production came under state sponsorship.

Operations of SEEs cover a wide variety of goods and services. Some SEEs are the exclusive providers of certain goods and services. Others compete to varying degrees with the domestic private sector and foreign producers.

Output by SEEs has often been below optimum production levels. Historically, the government subsidized SEE production to keep prices low and consumption high. As part of the economic reform which began in 1980, SEEs were exposed to market forces. As preferential tax code treatment was decreased and consumer subsidies were abolished or sharply reduced, SEEs were allowed to increase prices to cover costs, and government transfers to SEEs were cut back.

Outstanding Domestic Debt

The Turkish government has extensive debt. The interest payment on Turkey's debt constituted about 37% of the central government's total spending in 2004. The large amount of debt has caused the government to operate at a deficit in each year from 2003 to 2005.

Outstanding Domestic Debt
(in millions of YTL)

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Repayment
Principal	3,389	3,144	8,507	15,579	18,968	123,877	97,591	113,721	133,500	135,222
Bonds	537	918	2,427	6,116	12,006	96,418	48,178	45,653	76,803	82,651
Treasury Bills	2,826	2,226	6,080	9,463	6,962	27,458	49,413	68,068	56,698	52,571
Central Bank Advances	0	0	0	0	0	0	0	0	0	0
Consolidated Debts	26	0	0	0	0	0	0	0	0	0
Interest	1,325	1,977	5,627	9,899	18,609	40,484	43,469	52,636	50,053	39,270
Bonds	328	860	2,587	4,889	16,967	34,608	30,991	35,495	39,171	33,088
Treasury Bills	988	1,100	3,036	5,005	1,640	5,876	12,477	17,141	10,882	6,181
Central Bank Advances	10	17	3	4	3	0	0	0	0	0
Consolidated Debts	0	0	0	0	0	0	0	0	0	0
Borrowing	5,149	6,227	13,917	26,886	32,469	209,613	125,303	158,238	163,596	155,520
Bonds	1,248	3,186	4,708	20,028	26,686	164,183	58,900	101,777	102,040	115,404
Treasury Bills	3,722	3,074	9,546	6,859	5,783	45,430	66,403	56,461	61,557	40,116
Central Bank Advances	179	–33	–338	0	0	0	0	0	0	0
Consolidated Debts	0	0	0	0	0	0	0	0	0	0
Net Borrowing	1,760	3,083	5,409	11,307	13,500	85,737	27,712	44,517	30,096	20,299
Bonds	711	2,268	2,281	13,911	14,680	67,765	10,722	56,124	25,237	32,754
Treasury Bills	896	848	3,466	–2,604	–1,179	17,972	16,991	–11,607	4,859	–12,455
Central Bank Advances	179	–33	–338	0	0	0	0	0	0	0
Consolidated Debts	–26	0	0	0	0	0	0	0	0	0
Outstanding Domestic Debt	3,149	6,283	11,613	22,920	36,421	122,157	149,870	194,387	224,483	244,782
Bonds	1,250	3,571	5,772	19,683	34,363	102,128	112,850	168,974	194,211	226,964
Treasury Bills	1,528	2,375	5,841	3,237	2,058	20,029	37,020	25,413	30,272	17,818
Central Bank Advances	371	338	0	0	0	0	0	0	0	0
Consolidated Debts	0	0	0	0	0	0	0	0	0	0
Shares in GNP (1)
Outstanding Domestic Debt	21.0	21.4	21.7	29.3	29.0	69.2	54.5	54.5	52.3	50.5
Bonds	8.3	12.1	10.8	25.1	27.4	57.9	41.0	47.4	45.3	46.8
Treasury Bills	10.2	8.1	10.9	4.1	1.6	11.3	13.5	7.1	7.1	3.7
Central Bank Advances	2.5	1.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Consolidated Debts	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Source:	Undersecretariate of Treasury

Note:	FX differences are excluded from stock

(1)	Estimated GNP is used in 2005

The following chart describes the changes in the budget of the Turkish government from 2001 to 2005:

Consolidated Budget Summary (Realization)
(in millions of YTL)

						Percent Change				Change in GNP (%)
	2001	2002	2003	2004(1)	2005(1)	2002	2003	2004	2005	2001	2002	2003	2004	2005(2)
Expenditures	80,579	115,682	140,455	152,170	157,044	43.6	21.4	8.3	3.2	45.7	42.1	39.4	35.5	32.4
Current	20,448	31,108	38,514	44,737	48,674	52.1	23.8	16.2	8.8	11.6	11.3	10.8	10.4	10.0
Personnel	15,212	23,089	30,209	36,466	39,869	51.8	30.8	20.7	9.3	8.6	8.4	8.5	8.5	8.2
Other Current	5,236	8,019	8,304	8,270	8,805	53.1	3.6	–0.4	6.5	3.0	2.9	2.3	1.9	1.8
Investment	4,150	6,892	7,180	7,608	9,056	66.1	4.2	6.0	19.0	2.4	2.5	2.0	1.8	1.9
Transfers	55,981	77,683	94,761	99,825	99,314	38.8	22.0	5.3	–0.5	31.7	28.2	26.6	23.3	20.5
Revenues	51,543	75,592	100,250	121,870	147,301	46.7	32.6	21.6	20.9	29.2	27.5	28.1	28.4	30.4
General Budget	50,890	74,604	98,559	120,089	145,140	46.6	32.1	21.8	20.9	28.8	27.1	27.6	28.0	29.9
Tax Revenues	39,736	59,632	84,316	101,039	119,254	50.1	41.4	19.8	18.0	22.5	21.7	23.6	23.6	24.6
Non-tax Revenues	7,418	10,875	10,223	16,813	25,054	46.6	–6.0	64.5	49.0	4.2	4.0	2.9	3.9	5.2
Special Revenues & Funds	3,736	4,097	4,020	2,238	833	9.7	–1.9	–44.3	–62.8	2.1	1.5	1.1	0.5	0.2
Annexed Budget	652	989	1,692	1,781	2,161	51.5	71.1	5.3	21.3	0.4	0.4	0.5	0.4	0.4
Budget Balance	–29,036	–40,090	–40,204	–30,300	–9,743	38.1	0.3	–24.6	–67.8	–16.5	–14.6	–11.3	–7.1	–2.0
Deferred & Adv. Payments Net	–1,894	4,988	–2,872	–1,324	–602	–363.4		–53.9	–54.5	–1.1	1.8	–0.8	–0.3	–0.1
Cash Balance	–30,930	–35,102	–43,076	–31,624	–10,345	13.5	22.7	–26.6	–67.3	–17.5	–12.8	–12.1	–7.4	–2.1
Financing	30,930	35,102	43,076	31,624	10,345	13.5	22.7	–26.6	–67.3	17.5	12.8	12.1	7.4	2.1
Repayment	63,725	87,208	116,558	137,159	145,058	36.9	33.7	17.7	5.8	36.1	31.7	32.7	32.0	29.9
Foreign	9,713	9,009	10,680	9,804	14,847	–7.3	18.6	–8.2	51.4	5.5	3.3	3.0	2.3	3.1
Domestic	54,012	78,199	105,878	127,355	130,211	44.8	35.4	20.3	2.2	30.6	28.4	29.7	29.7	26.8
Borrowing	82,816	121,253	162,502	172,319	165,814	46.4	34.0	6.0	–3.8	46.9	44.1	45.6	40.2	34.2
Foreign	5,262	25,579	13,740	14,252	14,285	386.1	–46.3	3.7	0.2	3.0	9.3	3.9	3.3	2.9
Domestic	77,554	95,674	148,762	158,068	151,529	23.4	55.5	6.3	–4.1	43.9	34.8	41.7	36.9	31.2
(Government Bonds)	35,091	29,517	93,064	96,490	111,413	–15.9	215.3	3.7	15.5	19.9	10.7	26.1	22.5	23.0
(Treasury Bills-Net)	42,463	66,157	55,697	61,578	40,116	55.8	–15.8	10.6	–34.9	24.1	24.1	15.6	14.4	8.3
Other	11,838	1,057	–2,868	–3,536	–10,411	–91.1	–371.3	23.3	194.4	6.7	0.4	–0.8	–0.8	–2.1

Source:	M. of Finance (Public Accounts Monthly Bulletin), U. of Treasury, as cited at Main Economic Indicators Report, December 2005, State Planning Organization (Office of the Turkish Prime Minister)

(1)	Not in form of Analytical Budget Classification. Special expenditure reductions are included.

(2)	With estimated GNP

Currency and Exchange Regulations

Until 1984, Turkish foreign exchange policy was extremely restrictive, dating back to policies adopted in the 1930s linked to the protectionist foreign trade program.

Beginning in 1984, the government instituted measures aimed at reducing exchange control restrictions applicable to Turkish residents. These measures contributed in part to the foreign exchange flight from Lira that became problematic by 1988.

Between early 1984 and autumn 1988, the Central Bank established daily buying and selling rates for Turkish Lira taking into account developments in relative prices and parities in international markets. Since autumn 1988, as part of its general policy of removing market restrictions and its desire to fight foreign exchange flight while respecting the importance of free markets, the government created an interbank market through which to determine Lira exchange rates. The Central Bank is an equal participant along with other banking institutions in the interbank market.

MONTHLY AVERAGE EXCHANGE RATES (1)

	Dollar US$	Euro EUR	Pound (Pound)	Yen (Y)
1996	81,184.26	—	127,246.76	740.45
1997	151,428.52	—	248,103.88	1,248.76
1998	260,039.56	—	431,062.63	1,996.26
1999	417,580.86	443,649.93	675,401.12	3,700.22
2000	623,749.34	574,345.24	942,026.17	5,774.82
2001	1,222,921.35	1,092,643.63	1,758,929.51	10,020.59
2002	1,504,597.53	1,428,767.59	2,267,099.69	12,064.28
2003	1,495,306.79	1,687,189.03	2,441,205.48	12,876.12
2004	1,422,510.78	1,767,330.86	2,602,506.99	13,120.69
2005	1.3408	1.6695	2.4395	0.0122

Source:	SPO, Central Bank of Turkey

(1)	Buying Rates. The figures are expressed in old Turkish Lira before 2005.

MARKETS FOR TURKISH SECURITIES

Development of the Modern Turkish Capital Markets

The Turkish capital markets are less developed than the U.S. markets. Historically, Turkish corporations have satisfied most of their financing requirements through a banking industry characterized by close affiliations between banks and corporate borrowers and a regulatory framework that promoted the central role of banks. In addition, the development of a public equity market was impeded by stockholders' reluctance to reduce ownership stakes and by the absence, prior to 1986, of an active exchange for the trading of equity securities. In order to create an additional source of financing, the Turkish Government, in the early 1980's, began encouraging the development of the capital markets.

The Istanbul Stock Exchange (ISE) was established in 1986. The ISE is the sole exchange in Turkey on which equities, bonds and bills, revenue-sharing certificates, private sector bonds, foreign securities and real estate certificates, as well as international securities are traded. The ISE is self regulating and has its own budget, consisting of fees generated from its services. The ISE today includes an equities market, a bonds and bills market, an international market and a futures market.

The ISE is made up of five stock markets. The National Market lists all companies meeting all listing requirements. The Second National Market consists of companies delisted from the National Market and companies that do not fulfill the listing requirements to be traded on the National Market. The New Economy Market lists companies in areas with large growth potential, such as technology. The Watch List Companies Market operates only between 2:00p.m. and 3:00p.m. and lists companies under special surveillance as determined necessary by the ISE. The Wholesale Market is the mechanism through which trades of stocks of each of the exchanges are traded in large quantities.

The Istanbul Gold Exchange (IGE) was established on July 26, 1995. It is made up of three separate markets: the Precious Metals Market, the Futures and Options Market and the Precious Metals Lending Market.

The Turkish Derivative Exchange began its operation on July 4, 2001. Currency futures contracts (YTL/USD and Euro/YTL), certain interest rate future contracts, certain equity index future contracts and certain commodity future contracts are traded on the Turkish Derivatives Market.

The following table compares the size of the Turkish exchange-traded equity market and bond markets with those of European, African and Middle Eastern countries.

PERFORMANCE OF THE ISE

The following table illustrates the performance of the ISE Index from 1996 to 2005:

Yearly ISE Index Statistics

Year	High	Low	Year-end
1996	975.89	387.79	975.88
1997	3,543.00	995.00	3,451.00
1998	4,350.99	1,852.28	2,597.91
1999	15,747.94	2,408.87	15,208.78
2000	19,577.27	7,329.61	9,437.21
2001	11,064.66	4,332.00	9,003.26
2002	10,245.58	5,016.80	6,057.98
2003	12,663.92	4,877.41	12,608.95
2004	17,668.21	9,357.35	17,574.19
2005	28,662.76	15,977.54	28,504.88

Source:	Bloomberg

The following table indicates the performance of the ISE Index, broken down by stock market since 1996:

	Market Value
	National Market		Second National Market		New Economy Market (**)		Watch List Companies Market		Total (*)		P/E Ratios			Dividend Yield (%)
	Million YTL	Million US$	Million YTL	Million US$	Million YTL	Million US$	Million YTL	Million US$	Million YTL	Million US$	YTL(1)	YTL(2)	US$
1996	3,225	30,329	40	377	7	61	3	30	3,275	30,797	12.15	10.86	7.72	2.87
1997	12,546	61,348	84	410	15	73	10	48	12,654	61,879	24.39	19.45	13.28	1.56
1998	10,455	33,473	147	470	3	9	7	24	10,612	33,975	8.84	8.11	6.36	3.37
1999	60,070	112,276	610	1,140	8	16	449	839	61,137	114,271	37.52	34.08	24.95	0.72
2000	46,106	68,635	231	344	—	—	355	529	46,692	69,507	16.82	16.11	14.05	1.29
2001	67,884	47,189	322	224	—	—	397	276	68,603	47,689	108.33	824.42	411.64	0.95
2002	55,340	33,773	510	312	—	—	520	317	56,370	34,402	195.92	26.98	23.78	1.20
2003	95,546	68,624	486	349	—	—	41	30	96,073	69,003	14.54	12.29	13.19	0.94
2004	131,584	97,354	819	606	102	76	50	37	132,556	98,073	14.18	13.27	13.96	1.37
2005	216,730	161,630	1,337	997	207	154	44	33	218,318	162,814	17.19	19.38	19.33	1.71
2006	257,674	196,159	1,448	1,102	266	202	52	39	259,439	197,503	19.25	21.93	22.34	1.49
January	241,101	182,791	1,417	1,074	203	154	45	34	242,766	184,053	19.06	21.50	21.80	1.53
February	257,674	196,159	1,448	1,102	266	202	52	39	259,439	197,503	19.25	21.93	22.34	1.49

Notes: –	2006 figures are as of February 24, 2006.

–	The P/E ratio is not meaningful if the denominator of the formula is negative or very small. In that case the ratio is not calculated.

–	Turkish Central Bank's buying exchange rates on banknotes have been used in conversion to US$ values.

(*):	Other Companies are the companies that are temporarily de-listed and will be traded off the Exchange under the ISE's Board of Directors' decision and their market value is not included into the ISE's total market value.

(**):	The New Economy Market was launched on March 03, 2003. Data before March 03, 2003 belongs to the New Companies Market.

•	P/E: YTL(1) = Total Market Capitalization / Sum of Last two six-month net profits.

YTL(2) = Total Market Capitalization / Sum of Last four three-month net profits.

US$ = US$ based Total Market Capitalization / Sum of Last four US$ based three-month net profits.

The calculation of YTL(2) and US$ P/E ratios have begun in 1999. The past values of ratios are calculated for the years 1993-1998 only.

•	The calculation of the ISE National-100 Index in terms of Euros began in 1999. Turkish Central Bank's buying exchange rates on banknotes have been used in conversion to Euro value.

Source:	Istanbul Stock Exchange, February 24, 2006

The following tables set forth the number of companies listed on each ISE exchange as well as the number of companies that were listed and de-listed since 1996:

	Listed Companies		Listed ETF's		Number of Companies / ETF's Traded On the ISE Markets
	Number of Companies	Nominal Value of Shares ('000 YTL)	Number of ETF's	Nominal Value of Shares ('000 YTL)	National Market	Second National Market	New Economy Market	Watch List Companies Market	Total	ETF'	Other Companies Number
1996	788	424,531	—	—	213	11	1	3	228
1997	743	909,295	—	—	244	7	2	5	258
1998	686	1,885,946	—	—	262	7	1	7	277
1999	319	3,615,344	—	—	256	10	1	18	285
2000	287	6,276,522	—	—	287	13	—	15	315
2001	278	9,959,472	—	—	279	13	—	18	310
2002	262	12,408,716	—	—	262	14	—	12	288		13
2003	265	16,515,936	—	—	264	16	—	5	285		13
2004	275	24,379,916	—	—	274	17	1	5	297		10
2005	282	31,243,840	2	51,200	282	16	2	4	304	2	12
2/24/06	283	31,496,624	3	61,200	283	16	3	4	306	3	12

Source:	Istanbul Stock Exchange, February 24, 2006

	The Number of Companies Listed and De-listed
	Listed				De-listed
	Initial Public Offering	Merger Acquisition	Other (*)	Total	Acquired by a Listed Company	De-Listed from Markets	Other (*)	Total	Net Change
1996	25	—	—	25	1	1	—	2	23
1997	31	—	—	31	1	—	—	1	30
1998	20	—	—	20	1	—	—	1	19
1999	9	1	—	10	2	—	—	2	8
2000	36	—	—	36	4	2	—	6	30
2001	1	—	—	1	1	5	—	6	(5)
2002	4	1	—	5	3	11	13	27	(22)
2003	2	—	2	4	2	3	2	7	(3)
2004	12	1	—	13	1	—	—	1	12
2005	9	—	1	10	—	—	3	3	7
2/24/06	2	—	—	2	—	—	—	—	2

(*):	The number of companies that have begun to trade on ISE markets, while they had traded off the Exchange formerly or the number of companies that have begun to trade off the Exchange, while they had traded on ISE markets formerly.

Source:	Istanbul Stock Exchange, February 24, 2006

Although trading volume has increased since the inception of the ISE, it remains lower than that of the U.S. markets. The market capitalization of the ISE as of December 31, 2005, was 31.24 YTL. By way of comparison, the market capitalization of the NYSE as of the same date was 13.3 trillion. The trading value and volume for the ISE is shown in the following chart:

Traded Value

	National Market
	Stocks		ETFS		Second National Market		New Economy Market (*)		Watch List Companies Market		Total		Daily Average
	Million YTL	Million US$	Million YTL	Million US$	Million YTL	Million US$	Million YTL	Million US$	Million YTL	Million US$	Million YTL	Million US$	Million YTL	Million US$
1996	2,941	36,698	—	—	84	976	5	59	1	5	3,031	37,737	12	153
1997	8,907	57,178	—	—	90	587	29	184	22	155	9,049	58,104	36	231
1998	17,851	69,696	—	—	119	465	56	218	4	17	18,030	70,396	73	284
1999	36,390	82,931	—	—	391	894	20	46	77	162	36,877	84,034	156	356
2000	110,056	180,123	—	—	958	1,554	22	36	130	220	111,165	181,934	452	740
2001	92,542	79,94	—	—	469	376	—	—	107	79	93,119	80,400	375	324
2002	105,149	69,990	—	—	818	549	—	—	336	218	106,302	70,756	422	281
2003	145,489	99,406	—	—	999	658	—	—	157	102	146,645	100,165	596	407
2004	206,658	146,511	—	—	1,335	947	305	209	125	88	208,423	147,755	837	593
2005	263,656	197,074	2,245	1,675	2,980	2,226	925	694	126	94	269,931	201,763	1,063	794
2006	55,133	41,713	728	550	964	729	216	164	33	25	57,074	43,182	1,631	1,234
January	26,897	20,314	294	222	404	305	44	33	15	11	27,654	20,885	1,627	1,229
February	28,235	21,400	433	328	560	424	173	131	19	14	29,419	22,297	1,634	1,239

Source:	Istanbul Stock Exchange, February 24, 2006

TRADED VOLUME AND NUMBER OF CONTRACTS

	National Market
	Stocks		ETFS		Second National Market		New Economy Market (*)		Watch List Companies Market		Total		Daily Average
	Traded Volume (Nominal '000 YTL)	Number of Contracts ('000)	Traded Volume (Nominal '000 YTL)	Number of Contracts ('000)	Traded Volume (Nominal '000 YTL)	Number of Contracts ('000)	Traded Volume (Nominal '000 YTL)	Number of Contracts ('000)	Traded Volume (Nominal '000 YTL)	Number of Contracts ('000)	Traded Volume (Nominal '000 YTL)	Number of Contracts ('000)	Traded Volume (Nominal '000 YTL)	Number of Contracts ('000)
1996	377,026	11,912	—	—	12,765	492	963	35	170	7	390,924	12,446	1,583	50
1997	897,383	17,006	—	—	11,889	402	6,670	139	3,841	92	919,784	17,639	3,650	70
1998	2,205,345	21,091	—	—	17,665	273	18,165	177	1,357	30	2,242,531	21,571	9,042	87
1999	5,747,700	25,243	—	—	52,554	342	9,136	59	14,469	141	5,823,858	25,785	24,677	109
2000	10,988,802	31,746	—	—	64,626	500	4,364	35	17,892	145	11,075,685	32,427	45,023	132
2001	23,706,279	30,670	—	—	140,757	532	—	—	91,113	178	23,938,149	31,380	96,525	127
2002	33,411,837	28,064	—	—	322,127	618	—	—	199,287	285	33,933,251	28,967	134,656	115
2003	58,297,164	29,093	—	—	682,824	689	—	—	119,793	162	59,099,780	29,944	240,243	122
2004	68,282,903	39,821	—	—	1,073,251	1,387	66,074	127	192,424	172	69,614,651	41,508	279,577	167
2005	79,001,894	41,710	299,813	91	1,295,396	1,678	271,760	305	230,641	158	81,099,503	43,943	319,289	173
2006	13,803,820	7,125	66,796	26	256,098	305	55,121	60	60,914	19	14,242,750	7,536	406,936	215
January	6,640,116	3,393	28,526	10	116,430	130	11,172	14	28,021	9	6,824,265	3,557	401,427	209
February	7,163,705	3,732	38,270	16	139,668	176	43,950	46	32,894	10	7,418,486	3,980	412,138	221

Notes:	– 2006 figures are as of February 24, 2006.

–	Turkish Central Bank's buying exchange rates on banknotes have been used in conversion to US$ values.

(*):	The New Economy Market was launched on March 03, 2003. Data before March 03, 2003 belong to the New Companies Market.

•	P/E: YTL(1) = Total Market Capitalization / Sum of Last two six-month net profits.

YTL(2) = Total Market Capitalization / Sum of Last four three-month net profits.

US$ = US$ based Total Market Capitalization / Sum of Last four US$ based three-month net profits.

The calculation of YTL(2) and US$ P/E ratios began in 1999. The past values of ratios are calculated for the years 1993-1998 only.

•	The calculation of the ISE National-100 Index in terms of Euros began in 1999. Turkish Central Bank's buying exchange rates on banknotes have been used in conversion to Euro value.

Source:	Istanbul Stock Exchange, February 24, 2006

In addition, trading on the ISE is concentrated. The top 10 companies in terms of YTL trading volume on the ISE in 1988 accounted for approximately 62.8% of the share volume that year and approximately 56.3% of the share volume in the first six months of 1989. Trading in the shares of one company, Eregli Demir Celik, accounted for almost one-half of ISE trading volume in the third quarter of 1989.

Structure of Trading in the Turkish Securities Markets

The ISE is a for profit organization regulated by the CMB. The ISE functions in a continuous auction market setting without designated specialists or market makers for individual stocks. Purchase and sale orders for equity transactions on the ISE are placed and crossed by members on display boards on the trading floor. All transactions are on a cash basis. Credit, however, may be extended to a customer by the customer's broker or bank; such extensions of credit are not regulated. Settlement takes place on the second working day after the transaction. Most securities are bearer securities. In practice, shares in registered form which are traded on the ISE are represented by share certificates endorsed in blank, enabling such shares to be transferred as if they were in bearer form. The Capital Markets Law was amended at the end of 1999 to require share certificates of public companies to be replaced by an electronic entry registration system maintained by a central registry institution incorporated as a private legal entity. The private legal entity has been established under the name of ‘‘Merkezi Kayyt Kurulusu’’ and the conversion will be completed by December 31, 2007.

The previous session's closing, high and low prices, number of shares traded, and weighted average price are published with respect to all securities on the senior and second markets on a daily, weekly, and monthly basis. ISE indices prices are computed and published throughout each trading session.

Trading prices for securities listed on the ISE are generally limited to a daily range established by the ISE. Accordingly, traders are not permitted to place orders at prices, which are more than 10% higher or 10% lower than the base price of the relevant security for the preceding trading session. The base price is the price that is taken as the basis for determining the highest and lowest price limits within which the stock may be traded in one trading session. The base price is determined by rounding to the nearest price step the average weighted price at which trades were realized and recorded in the immediately preceding trading session. The ISE Director, however, may double, and the Chairman of the ISE may lift, the limits for a particular trading session either ex officio or upon application by a certain number of members. In the absence of such actions by the ISE officials, price fluctuations of stocks traded on the ISE must be within the range established for each session. If required by extraordinary adverse circumstances, the Chairman of the ISE may suspend trading in any listed security for up to five business days and suspend operations of the ISE entirely for a period of up to three days. The CMB may suspend the operations of the ISE for a period of up to 15 days upon the request of the Executive Council and the relevant Minister of State may order a suspension of up to one month upon the request of the CMB. Only the Council of Ministers of Turkey may suspend the operations of the ISE for a period exceeding one month. Since the ISE recommenced operations in 1986, its operations have been suspended three times: due to the 1999 earthquake, for six working days (August 17, 1999 to August 24, 1999); after the terrorist attacks on September 11, 2001, for one day, and following the terrorist bomb attacks in Istanbul on November 11, 2003, for two days.

The ISE requires that a company meet certain profitability and minimum shareholding standards as a condition to listing on the ISE. Certain important listing requirements for securities are set out below:

•	The annual financial statements for the last three calendar years must have been independently audited.

•	A minimum of three calendar years must have elapsed since the company's incorporation and the financial statements for the last three calendar years should be available.

•	The company must have earned profits before taxes in the last two consecutive years.

•	The company's minimum paid-in or issued capital must be YTL 12 million (this amount is increased by the Executive Council of the ISE in accordance with the revaluation rate that is announced annually).

•	The free float rate must be 25% and the market value of the shares offered should be at least YTL 18 million (YTL 35 million if the free float rate is below 25%). (This amount is increased by the Executive Council of the ISE in accordance with the revaluation rate that is announced annually).

•	The Executive Council must have had the corporation's financial situation examined and accepted its ability to continue as a going concern.

•	The articles of association should not include any provision limiting the transfer and trading of the security or any provision preventing the shareholder from using his or her rights.

•	There should not be any material legal dispute which will effect the production and activity of the corporation.

•	The corporation should not have stopped production for more than three months within the last one year for reasons other than those that are acceptable by the Executive Council of the ISE and there should not have been any requests or proceedings for the liquidation or arrangements in bankruptcy of the corporation or any other related process identified by ISE.

•	The securities must comply with the ISE criteria of current and possible trading volume in the market.

There must be documentation that the establishment and activities of the corporation and the legal status of the share certificates comply with the legislation to which they are subject.

All companies listed on the ISE are required to prepare semi-annual and annual audited financial statements in accordance with accounting principles mandated by the CMB. Such accounting principles, although not identical to generally accepted accounting principles recognized internationally, are consistent with such principles in many respects.

All trades on the ISE are subject to a transaction fee payable to the ISE. Government and corporate debt securities are governed by one fee schedule whereas equities are governed by a separate schedule. For securities transactions not executed on the ISE, the CMB imposes a transaction fee of 0.1% of the transaction value.

All companies with more than 250 stockholders as well as all companies that issue securities are obliged to register with the CMB. The CMB has authority to determine the volume, minimum and maximum maturities, margins and maximum underwriting costs for all private issues.

Underwriting of bonds is performed both by banks and brokerage houses. Corporations generally sell equity issues through rights offerings without the services of an underwriter; only unsubscribed portions of issues are sold to the public. Public offerings require delivery of a prospectus, which is not equivalent to a U.S. prospectus, that has been approved by CMB and includes financial statements.

The European Union has assisted Turkey in increasing its level of regulation of the national market, however, the level of regulation remains below that of the United States. Insider trading is defined in the Capital Markets Law as benefiting from, or permitting others to benefit from, or avoiding losses through, or enabling others to avoid losses through, the use of non-public information that may affect the value of securities. Insider trading violations are punishable by prison terms of two to five years and by fines. For an act to constitute an insider trading violation, the information must be utilized in a manner that provides an unfair advantage over other investors. Activities such as market manipulation, disseminating misleading information and engaging in activities unauthorized by the CMB are also punishable by the penalties applicable to insider trading. The minimum fine imposed as a result of any of the above listed acts is three times the monetary gain obtained through such actions.

APPENDIX B

DESCRIPTION OF VARIOUS FOREIGN CURRENCY AND
INTEREST RATE HEDGES AND OPTIONS ON SECURITIES
AND SECURITIES INDEX FUTURES CONTRACTS AND RELATED OPTIONS

Foreign Currency Hedging Transactions

Foreign Currency Forward Contracts.    A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

Foreign Currency Futures Contract.    A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. The Fund may enter into foreign currency futures contracts (or futures contracts with respect to interest rates or securities indexes (described below)) or related options only if (i) such transactions are entered into solely for bona fide hedging purposes, or (ii) if any such transactions are entered into for non-hedging purposes, the aggregate amount of initial margin deposits and option premiums on the Fund's then existing futures and related options positions would not exceed 5% of the fair market value of the Fund's total assets.

The Fund may purchase and write call and put options on foreign currency futures contracts. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified exercise price at any time on or before the expiration date of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily. To the extent the Fund purchases an option on a foreign currency futures contract any change in the value of such option would be reflected in the net asset value of the Fund.

Options on Currencies.    A put option purchased by the Fund on a currency gives the Fund the right to sell the currency at the exercise price until or at the expiration of the option. A call option purchased by the Fund gives the Fund the right to purchase a currency at the exercise price until or at the expiration of the option.

Currency Hedging Strategies.    The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts and related options in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Fund may desire to "lock in" the dollar price of the security or the dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into an offsetting contract. Such offsetting transactions with respect to forward contracts must be effected with the currency trader who is a party to the original forward contract. Offsetting transactions with respect to futures contracts are effected on the same exchange on which the initial transaction occurred. The Fund will enter into such futures contracts and related options if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a futures contract or related option or that the opposite party to the forward contract will agree to the offset, in which case the Fund may suffer a loss.

The Fund does not intend to enter into such forward or futures contracts to protect the value of its portfolio securities on a regular basis, and will not do so if, as a result, the Fund will have more than 20% of the value of its total assets committed to the performance of such contracts. The Fund also will not enter into such forward or futures contracts or maintain a net exposure to such contracts where the performance of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the Fund generally will not enter into a forward or futures contract with a term of greater than one year.

The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

While the Fund may enter into forward, futures and options contracts to reduce currency exchange rate risks, changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward, futures or options contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of foreign exchange loss.

Certain provisions of the Code may limit the extent to which the Fund may enter into forward or futures contracts or engage in options transactions. These transactions may also affect the character and timing of income and the amount of gain or loss recognized by the Fund and its stockholders for U.S. federal income tax purposes. See "Taxation—U.S. Federal Income Taxes."

Interest Rate Futures and Options Thereon

Interest Rate Futures Contracts.    The Fund may enter into futures contracts on government debt securities for the purpose of hedging its portfolio against the adverse effects of anticipated movements in interest rates. For example, the Fund may enter into futures contracts to sell U.S. Government Treasury Bills (take a "short position") in anticipation of an increase in interest rates. Generally, as interest rates rise, the market value of any fixed-income securities held by the Fund will fall, thus reducing the net asset value of the Fund. However, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's fixed-income investments which are being hedged. The Fund may also enter into futures contracts to purchase government debt securities (take a "long position") in anticipation of a decline in interest rates. The Fund might employ this strategy in order to offset entirely or in part an increase in the cost of any fixed-income securities it intends to subsequently purchase.

Options on Futures Contracts.    The Fund may purchase and write call and put options on interest rate futures contracts which are traded on recognized exchanges and enter into closing transactions with respect to such options to terminate an existing position. The Fund may use such options in connection with its hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund enters into futures contracts. An option on an interest rate futures contract operates in the same manner as an option on a foreign currency futures contract (described above), except that it gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract instead of a currency futures contract. The Fund may purchase put options on futures contracts rather than taking a short position in the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options on futures contracts as a substitute for taking a long position in futures contracts to hedge against the increased cost resulting from a decline in interest rates of fixed-income securities which the Fund intends to purchase. The Fund also may write a call option on a futures contract rather than taking a short position in the underlying futures contract, or write a put option on a futures contract rather than taking a long position in the underlying futures contracts. The writing of an option, however, will only constitute a partial hedge, since the Fund could be required to enter into a futures contract at an unfavorable price and will in any event be able to benefit only to the extent of the premium received.

Risk Factors in Transactions in Interest Rate Futures Contracts and Options Thereon.    The Fund's ability to effectively hedge all or a portion of its fixed income securities through the use of interest rate futures contracts and options thereon depends in part on the degree to which price movements in the securities underlying the option or futures contract correlate with price movements of the fixed-income securities held by the Fund. In addition, disparities in the average maturity or the quality of the Fund's investments as compared to the financial instrument underlying an option or futures contract may also reduce the correlation in price movements. Transactions in options on futures contracts involve similar risks, as well as the additional risk that movements in the price of the option will not correlate with movements in the price of the underlying futures contract.

Options on Securities and Securities Index Futures Contracts and Related Options

Options on Securities.    In order to hedge against market shifts, the Fund may purchase put and call options on securities. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered call options. A put option gives the holder the right to sell to the writer of the option an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund.

The Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.

The Fund may purchase options on securities that are listed on securities exchanges or traded over the counter. In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase significantly above the exercise price, in the case of a call, to cover the premium and transaction costs. Because premiums paid by the Fund on options are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Securities Index Futures Contracts and Related Options.    The Fund may, for hedging purposes, enter into securities index futures contracts and purchase and write put and call options on stock index futures contracts, in each case that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the Commodity Futures Trading Commission. A securities index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of securities index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.

The Fund may enter into securities index futures contracts to sell a securities index in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When the Fund is not fully invested in accordance with its investment objectives and policies and anticipates a significant market advance, it may enter into futures contracts to purchase the index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

The Fund may purchase and write put and call options on securities index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to written options in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a securities index futures contract operates in the same manner as an option on a foreign currency futures contract (described below), except that it gives the purchaser the right, in return for the premium paid, to assume a position in a securities index futures contract instead of a currency futures contract.

APPENDIX C

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.    POLICY STATEMENT

Introduction—Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies—While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.    GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

III.    GUIDELINES

A.    Corporate Governance Matters.    The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.    General.

1.    Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

2.    Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.    Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.    Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.    Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.    Proposals to require the company to expense stock options will be supported.

7.    Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.    Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.    Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii.    Election of Directors.    In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.    The following proposals generally will be supported:

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

•	Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.    Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)	If a company's board is not comprised of a majority of disinterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

(b)	If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

(c)	A direct conflict exists between the interests of the nominee and the public shareholders;

(d)	Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)	A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.    Auditors

1.    Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the fees paid to auditors are excessive. Generally, to determine if such fees are excessive, a 50% test will be applied: i. e., non-audit fees should less than 50% of the total fees paid to the auditor.

2.    Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.    Proposals to indemnify auditors will not be supported.

iv.    Anti-Takeover Matters

1.    Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.    Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.    Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B.    Capitalization Changes.    The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.    The following proposals generally will be supported:

•	Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital. o Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock. o Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.    The following proposals generally will not be supported (notwithstanding management support).

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create "blank check" preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

C.    Compensation.    The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.    Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.    Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.    Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D.    Other Recurring Items.    The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.    Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.    Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E.    Items to be Reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.    Corporate Transactions

•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations)
will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported where there is no portfolio manager objection and where there is no material conflict of interest and in those instances will not need to be reviewed by the Proxy Review Committee.

ii.    Compensation

•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•	Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.    Other

•	Proposals for higher dividend payouts.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•	Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•	Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•	Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F.    Fund of Funds.    Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV.    ADMINISTRATION OF POLICY

A.    Proxy Review Committee

1.    The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)	The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)	The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief

Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.    Identification of Material Conflicts of Interest

1.    If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

2.    A material conflict of interest could exist in the following situations, among others:

(a)	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.    Proxy Voting Reports

(a)	MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

(b)	MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

Appendix A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section III of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may waive its rights to vote certain proxies for an underlying investment fund.

The Turkish Investment Fund, Inc.

PART C—OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

(1)	Financial Statements:
Portfolio of Investments at October 31, 2005.†
Statement of Assets and Liabilities at October 31, 2005.†
Statement of Operations for the fiscal year ended October 31, 2005.†
Statement of Changes in Net Assets for the fiscal year ended October 31, 2005 and the fiscal year ended October 31, 2004.†
Financial Highlights.†
Notes to Financial Statements.†
Report of Independent Registered Public Accounting Firm, dated October 31, 2005.†

†	Incorporated by reference from the Fund's Annual Report for the Year Ended October 31, 2005, filed on January 6, 2006.

(2	) Exhibits:
(a	)	Amended and Restated Articles of Incorporation, as filed on November 8, 1989***
(b	)	Amended and Restated By-Laws**
(c	)	Not applicable
(d	)(1)	Specimen certificate for Common Stock, par value $.01 per share***
	(2)	Form of Subscription Certificate***
	(3)	Form of Notice of Guaranteed Delivery***
	(4)	Form of Nominee Holder Over-Subscription Exercise Form***
(e	)	Dividend Reinvestment and Cash Purchase Plan*
(f	)	Not applicable
(g	)(1)	Investment Advisory and Management Agreement with the Investment Manager***
(h	)	Not applicable
(i	)	Not applicable
(j	)(1)	Custodian Agreement***
(k	)(1)	Agreement for Stock Transfer Services***
	(2)	Administration Agreement***
	(3)	Information Agent Agreement†
	(4)	Form of Subscription Agent Agreement†
(l	)(1)	Opinion and Consent of Clifford Chance US LLP†
	(2)	Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP†
	(3)	Consent of Hergüner Bilgen Özeke Hukuk Burosu†
(m	)	Not applicable
(n	)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm†
(o	)	Not applicable
(p	)	Not applicable
(q	)	Not applicable
(r	)(1)	Code of Ethics of Morgan Stanley Investment Management***
	(2)	Code of Ethics of the Morgan Stanley Funds***
(s	)	Powers of Attorney***

*	Incorporated by reference from Amendment No. 6 to the Fund's Registration Statement on Form N-2, filed on October 18, 2000.

**	Incorporated by reference from Amendment No. 8 to the Fund's Registration Statement on Form N-2, filed on August 28, 2003.

***	Incorporated by reference from the Fund's Registration Statement on Form N-2, filed on March 17, 2006.

†	Filed herewith.

C-1

Item 26.    Marketing Arrangements

Not applicable.

Item 27.    Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

U.S. Securities and Exchange Commission Registration fees	$4,133
New York Stock Exchange listing fee	4,793
Printing (other than stock certificates)	21,500
Auditing and accounting fees and expenses	2,500
Legal fees and expenses	136,222
Information Agent's fees and expenses	10,000
Subscription Agent's fees and expenses	25,000
Miscellaneous	70,852
Total	$275,000

*	To be filed by amendment.

Item 28.    Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 29.    Number of Holders of Securities (As of May 30, 2006)

Title of Class	Number of Record Holders
Common Stock, $0.01 par value	5,632,182

Item 30.    Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article EIGHTH of the Fund's Amended and Restated Articles of Incorporation, Article VII of the Fund's Amended and Restated By-laws, the Investment Advisory and Management Agreement and the Administration Agreement provide for indemnification.

Maryland law permits a Maryland corporation to include in its charter, a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Fund's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund's charter authorizes the Fund, to the fullest extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Fund's By-Laws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who is made a party to the proceeding by reason of his service in that capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

C-2

The Investment Advisory and Management Agreement provides that neither the Adviser nor its officers, directors, employees, agents or controlling persons will be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with or arising out of matters to which the Investment Advisory and Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory and Management Agreement.

The Administration Agreement provides that the Fund will indemnify and hold the Administrator, and third parties providing services for the benefit of the Fund through arrangements with the Administrator, harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by such person resulting from any claim, demand, action or omission by it in the performance of its duties hereunder or under such arrangements with the Administrator, or as a result of acting upon any instructions reasonably believed by any such person to have been executed by a duly authorized officer of the Fund or of the Fund's investment advisers, provided that the indemnification will not apply to actions or omissions of the Administrator, its officers, employees or agents in cases of its or their own gross negligence or willful misconduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the ‘‘Securities Act’’) may be permitted to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Adviser

The description of the business of Morgan Stanley Investment Management Inc. is set forth under the caption ‘‘Management of the Fund’’ in the Prospectus forming part of this Registration Statement.

The information as to the directors and officers of Morgan Stanley Investment Management Inc. set forth in Morgan Stanley Investment Management Inc.'s Form ADV filed with the Securities and Exchange Commission on December 15, 1981 (File No. 801-15757), and as amended through the date hereof, is incorporated herein by reference.

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:

(1) the Registrant, The Turkish Investment Fund, Inc., c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020;

(2) the Custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017;

(3) the Stockholder Servicing Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10030; and

(4) the Investment Adviser, Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020.

Item 33.    Management Services

Not applicable.

Item 34.    Undertakings

(1) Registrant undertakes to suspend the offering of its shares until it amends its prospectus if:

C-3

(a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of this Registration Statement; or

(b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that:

(a) for purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b) that for the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of May, 2006.

THE TURKISH INVESTMENT FUND, INC.
By: /s/ RONALD E. ROBISON Ronald E. Robison President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
(1) Principal Executive Officer
/s/ RONALD E. ROBISON	President and Principal	May 30, 2006
Ronald E. Robison	Executive Officer
(2) Principal Financial Officer
/s/ FRANCIS J. SMITH	Treasurer and Chief	May 30, 2006
Francis J. Smith	Financial Officer (Principal Financial Officer)
(3) Majority of the Trustees
Charles A. Fiumefreddo (Chairman)
James F. Higgins
/s/ BARRY FINK	Director	May 30, 2006
Barry Fink Attorney-in-Fact
Michael Bozic
Edwin J. Garn
Wayne E. Hedien
Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid
/s/ CARL FRISCHLING	Director	May 30, 2006
Carl Frischling
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.		Description
(a	)	Amended and Restated Articles of Incorporation, as filed on November 8, 1989***
(b	)	Amended and Restated By-Laws**
(c	)	Not applicable
(d	(1)	Specimen certificate for Common Stock, par value $.01 per share***
	(2)	Form of Subscription Certificate***
	(3)	Form of Notice of Guaranteed Delivery***
	(4)	Form of Nominee Holder Over-Subscription Exercise Form***
(e	)	Dividend Reinvestment and Cash Purchase Plan*
(f	)	Not applicable
(g	(1)	Investment Advisory and Management Agreement with the Investment Manager***
(h	)	Not applicable
(i	)	Not applicable
(j	(1)	Custodian Agreement***
(k	(1)	Agreement for Stock Transfer Services***
	(2)	Administration Agreement***
	(3)	Information Agent Agreement†
	(4)	Form of Subscription Agent Agreement†
(l	(1)	Opinion and Consent of Clifford Chance US LLP†
	(2)	Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP†
	(3)	Consent of Hergüner Bilgen Özeke Hukuk Burosu†
(m	)	Not applicable
(n	)	Consent of Ernst & Young, Independent Registered Public Accounting Firm†
(o	)	Not applicable
(p	)	Not applicable
(q	)	Not applicable
(r	(1)	Code of Ethics of Morgan Stanley Investment Management***
	(2)	Code of Ethics of the Morgan Stanley Funds***
(s	)	Powers of Attorney***

*	Incorporated by reference from Amendment No. 6 to the Fund's Registration Statement on Form N-2 2, filed on October 18, 2000.

**	Incorporated by reference from Amendment No. 8 to the Fund's Registration Statement on Form N-2, filed on August 28, 2003.

***	Incorporated by reference from the Fund's Registration Statement on Form N-2, filed on March 17, 2006.

†	Filed herewith.